UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 — March 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Conservative Fund

Semiannual report
3 | 31 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Semiannual report
3 | 31 | 21

Message from the Trustees

May 12, 2021

Dear Fellow Shareholder:

As society continues to grapple with the Covid-19 pandemic, optimism remains tempered by concern about newer, more aggressive strains of the virus. After infection rates dropped early in the year, they began to rise again in some areas during March. At the same time, the pace of vaccinations accelerated, and several states eased restrictions on consumer activity.

Markets appear to expect an improving economy. The S&P 500 Index crossed the 4,000 threshold as the calendar turned to April. In addition, yields rose in the bond market. This is typically a sign that fixed-income investors anticipate both higher gross domestic product [GDP] growth and the risk of inflation.

No matter how markets move, Putnam’s portfolio managers and analysts keep their focus on researching new opportunities and potential risks. This active approach is intended to serve you through changing conditions.

As always, thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Bloomberg Index Services Limited.

† Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

‡ Source: Lipper, a Refinitiv company.

§ The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

** Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/21. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 16.

* Source: Bloomberg Index Services Limited.

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How did global stocks perform during the period?

The beginning of the period was marked by bouts of volatility. Uncertainty leading up to the U.S. presidential election, setbacks in vaccine developments, and delays in government stimulus eroded investor confidence. A new, more contagious strain of Covid-19 began to spread, causing Europe and parts of the United States to reinstate lockdowns. Investor sentiment reversed course in November when the world’s first Covid-19 vaccine was approved for emergency use and U.S. election results became known. Stocks climbed to record highs. The market rally continued through December, when the U.S. Congress approved a $900 billion stimulus bill.

Volatility returned in 2021. A choppy vaccine rollout, a global sell-off in technology stocks, and rising inflation fears tempered investor enthusiasm. In early March, President Biden passed a $1.9 trillion U.S. stimulus package into law, providing a tailwind for stocks. The S&P 500 Index, a broad measure of U.S. stocks, finished the period up 19.07%. International stocks, as measured by the MSCI EAFE Index [ND], climbed to 20.08%. Emerging-market stocks benefited

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/21. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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from a weakening U.S. dollar compared with other major currencies. The MSCI Emerging Markets Index [ND] returned 22.43% for the period.

How did bond markets perform during the period?

Fixed-income assets had mixed results. Positive vaccine news, signs of economic recovery, and accommodative monetary policy boosted investor optimism. Stimulus-fueled growth and inflation expectations drove yields higher on all but very short-term government debt.

The rate-sensitive Bloomberg Barclays U.S. Aggregate Bond Index, a measure of investment-grade corporate bonds, reported a loss of 2.73% for the period. High-yield bonds, as measured by the JPMorgan Developed High Yield Index, closed the period up 7.93%, reflecting tightening credit spreads. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.] The yield on the benchmark 10-year U.S. Treasury note rose from 0.68% at the start of the period to 1.74% at period-end.

How did the fund perform for the six-month reporting period?

The fund’s class A shares returned 4.76%, outperforming its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which reported a loss of 2.73% for the period. Fund results were aligned with its secondary benchmark, the Putnam Conservative Blended Benchmark, which returned 4.77% for the period. This custom benchmark comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

What strategies affected fund performance relative to the custom benchmark?

Overall, our asset allocation decisions benefited fund performance. Given the potential for a full reopening of the economy, we made a few changes to our asset allocation mix during the period. The portfolio began the period with a neutral position to equity risk relative to the custom benchmark. Not long after, we moved the position to slightly overweight, which helped the portfolio capture upside from the equity market rally in November 2020. We further increased our overweight position to equity risk in the second half of the period. This aided performance when equities trended higher due to vaccine progress and additional government stimulus. We decreased our position to modestly overweight toward the end of the period, as it was an opportunistic time to take some profits.

In fixed income, we began the period with a slightly underweight position to interest-rate risk relative to the custom benchmark. This decision led to a small positive contribution to fund results. We moved the position to neutral about midway through the period. In terms of credit risk, we began the period with a modestly overweight position relative to the custom benchmark. This decision led to a small gain as credit-market liquidity continued to improve and spreads tightened. We shifted the position to neutral in the middle of the period, before moving back to an overweight position at period-end. An out-of-benchmark long position to commodity risk, implemented mid-reporting period, also aided performance.

Overall, our active implementation decisions detracted from results. Our fundamental U.S. large-cap growth strategy weighed down performance. Our quantitative U.S. large-cap equity strategy also detracted from performance, but to a lesser extent. Our

Dynamic Asset Allocation Conservative Fund 7

quantitative international equity strategy was a notable positive contributor within our equity security selection. Selection within opportunistic fixed income enhanced performance to a modest extent.

Can you discuss any material changes to the fund’s positioning at period-end?

Toward the end of the reporting period, the S&P 500 Index hit record highs, which prompted us to reduce our equity position from overweight to slightly overweight relative to the custom benchmark. When the S&P 500 Index crossed the 4,000 threshold on April 1, 2021, we anticipated some profit taking would weaken equity markets.

In terms of credit, we increased our position from neutral to slightly overweight relative to the custom benchmark. We believe widespread distribution of vaccines will help many businesses return to normal operations and reduce their chances of credit default. We also moved from a modestly underweight position in interest-rate risk to neutral. In our view, an acceleration in economic growth and rising inflationary concerns could prompt the Fed to increase interest rates sooner than expected. Lastly, we implemented a tactical long position to commodity risk. We expect that increased distribution of vaccines, fiscal support, and easy monetary policy will stimulate significant global demand for commodities in 2021.

How did the fund use derivatives during the reporting period?

The fund used futures to help manage exposure to market risk, gain exposure to interest rates, hedge prepayment and interest-rate risks, and equitize cash. We also used interest-rate swaps to hedge interest-rate and prepayment risks and gain exposure to interest rates.

What is your outlook for the remainder of 2021?

The global economy continues to recover, in our view, albeit at a slower pace. We remain encouraged by the current tailwinds for financial assets, which include the $1.9 trillion U.S. stimulus package, easy monetary conditions, potential infrastructure spending, and ample liquidity. Still, we anticipate volatility in the

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Conservative Fund

months ahead as investors weigh the continued rollout of vaccines and the pace of economic recovery against the likelihood of rising inflation and higher interest rates.

Until the Fed signals that it will taper its asset purchase program, we are likely to remain bullish on equities for the second half of 2021. In our view, the combination of pent-up demand and the Fed’s easy monetary policy makes a compelling case for equities. In fixed income, our outlook on credit is modestly bullish. Banks have begun easing credit conditions for large corporate commercial and industrial loans. We are also encouraged by a decline in total average leverage for new high-yield issues, which has reached 2013 levels. Our outlook on rate-sensitive fixed income is neutral. Fed officials have pledged to keep interest rates low until inflation and employment targets for the U.S. economy are met. Against this backdrop, we continue to have conviction in our investment strategies based on their long-term results.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective February 2021, the monthly dividend rate for the fund’s class A shares declined from $0.014 to $0.013 per share. This change was the result of falling interest rates and lower dividend payments made by companies held in the portfolio. Similar decreases were made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/7/94)
Before sales charge	5.86%	74.31%	5.71%	33.17%	5.90%	19.50%	6.12%	15.99%	4.76%
After sales charge	5.63	64.28	5.09	25.52	4.65	12.63	4.04	9.32	–1.27
Class B (2/18/94)
Before CDSC	5.62	64.28	5.09	28.34	5.12	16.90	5.34	15.16	4.40
After CDSC	5.62	64.28	5.09	26.34	4.79	13.90	4.43	10.16	–0.60
Class C (9/1/94)
Before CDSC	5.61	64.24	5.09	28.34	5.12	16.82	5.32	15.06	4.34
After CDSC	5.61	64.24	5.09	28.34	5.12	16.82	5.32	14.06	3.34
Class P (8/31/16)
Net asset value	6.15	79.86	6.05	35.71	6.30	20.95	6.55	16.36	4.93
Class R (1/21/03)
Net asset value	5.66	70.12	5.46	31.50	5.63	18.58	5.84	15.68	4.56
Class R5 (7/2/12)
Net asset value	6.15	79.60	6.03	35.18	6.21	20.56	6.43	16.34	4.97
Class R6 (7/2/12)
Net asset value	6.17	80.60	6.09	35.68	6.29	20.84	6.51	16.40	5.00
Class Y (7/14/94)
Net asset value	6.13	78.69	5.98	34.83	6.16	20.46	6.40	16.19	4.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
U.S. Aggregate	5.13%	40.25%	3.44%	16.51%	3.10%	14.62%	4.65%	0.71%	–2.73%
Bond Index*
Putnam Conservative
Blended Benchmark†	—‡	86.97	6.46	41.36	7.17	26.79	8.23	17.30	4.77
Lipper Mixed-Asset
Target Allocation
Conservative Funds	5.75	66.57	5.19	34.62	6.10	20.06	6.26	21.05	6.97
category average§

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Source: Bloomberg Index Services Limited.

† Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

‡ The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

§ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/21, there were 321, 307, 291, 271, 186, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/21

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	6		6	6	6	6	6	6	6
Income	$0.082		$0.039	$0.039	$0.103	$0.066	$0.097	$0.101	$0.096
Capital gains
Long-term gains	0.130		0.130	0.130	0.130	0.130	0.130	0.130	0.130
Short-term gains	0.110		0.110	0.110	0.110	0.110	0.110	0.110	0.110
Total	$0.322		$0.279	$0.279	$0.343	$0.306	$0.337	$0.341	$0.336
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/20	$11.22	$11.90	$11.12	$11.06	$11.26	$11.57	$11.26	$11.27	$11.27
3/31/21	11.43	12.13	11.33	11.26	11.47	11.79	11.48	11.49	11.48

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Conservative Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/20	0.99%	1.74%	1.74%	0.60%	1.24%	0.71%	0.64%	0.74%
Annualized expense ratio
for the six-month period
ended 3/31/21	0.98%	1.73%	1.73%	0.59%	1.23%	0.70%	0.63%	0.73%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/20 to 3/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.00	$8.82	$8.81	$3.01	$6.27	$3.58	$3.22	$3.73
Ending value (after expenses)	$1,047.60	$1,044.00	$1,043.40	$1,049.30	$1,045.60	$1,049.70	$1,050.00	$1,048.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/21, use the following calculation method. To find the value of your investment on 10/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.94	$8.70	$8.70	$2.97	$6.19	$3.53	$3.18	$3.68
Ending value (after expenses)	$1,020.04	$1,016.31	$1,016.31	$1,021.99	$1,018.80	$1,021.44	$1,021.79	$1,021.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates

Dynamic Asset Allocation Conservative Fund 15

and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Net dividends (ND) indexes reflect the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends, this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

16 Dynamic Asset Allocation Conservative Fund

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2021, Putnam employees had approximately $559,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Conservative Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 3/31/21 (Unaudited)

COMMON STOCKS (51.7%)*	Shares	Value
Basic materials (2.5%)
Akzo Nobel NV (Netherlands)	4,332	$484,035
Albemarle Corp.	1,458	213,028
Anglo American PLC (United Kingdom)	30,258	1,185,711
Ashland Global Holdings, Inc.	3,100	275,187
Axalta Coating Systems, Ltd. †	13,200	390,456
BHP Billiton, Ltd. (Australia)	22,740	786,604
BHP Group PLC (United Kingdom)	12,503	361,021
Brenntag AG (Germany)	7,015	598,889
Celanese Corp.	2,200	329,582
Chemours Co. (The)	8,500	237,235
Compagnie De Saint-Gobain (France) †	22,982	1,356,173
Corteva, Inc.	29,694	1,384,334
Covestro AG (Germany)	8,247	554,550
CRH PLC (Ireland)	46,753	2,191,444
Dow, Inc.	28,307	1,809,950
DuPont de Nemours, Inc.	43,296	3,345,915
Eastman Chemical Co.	7,200	792,864
Eiffage SA (France) †	2,393	239,543
FMC Corp.	1,400	154,854
Fortescue Metals Group, Ltd. (Australia)	25,587	390,611
Fortune Brands Home & Security, Inc.	8,121	778,154
Freeport-McMoRan, Inc. (Indonesia) †	77,227	2,543,085
HOCHTIEF AG (Germany)	1,265	113,188
ICL Group, Ltd. (Israel)	27,029	158,224
Koninklijke DSM NV (Netherlands)	1,069	180,897
LafargeHolcim, Ltd. (Switzerland)	7,933	466,168
LG Chemical, Ltd. (South Korea)	1,564	1,118,161
Linde PLC	1,444	404,548
Nitto Denko Corp. (Japan)	2,900	248,973
Reliance Steel & Aluminum Co.	2,600	395,954
Rio Tinto PLC (United Kingdom)	10,564	808,275
Sherwin-Williams Co. (The)	1,881	1,388,197
Shin-Etsu Chemical Co., Ltd. (Japan)	2,400	405,517
SIG Combibloc Group AG (Switzerland)	22,225	514,033
Stora Enso OYJ (Finland)	2,017	37,621
Weyerhaeuser Co. R	4,700	167,320
		26,810,301
Capital goods (2.9%)
ABB, Ltd. (Switzerland)	19,666	594,256
ACS Actividades de Construccion y Servicios SA (Spain)	3,730	123,614
AGCO Corp.	5,400	775,710
Airbus SE (France) †	670	75,852
Allison Transmission Holdings, Inc.	8,800	359,304
Atlas Copco AB Class A (Sweden)	1,680	102,261
Boeing Co. (The) †	2,558	651,574
CNH Industrial NV (United Kingdom) †	28,280	437,598
Crown Holdings, Inc.	4,700	456,088
Cummins, Inc.	8,000	2,072,880

Dynamic Asset Allocation Conservative Fund 19

COMMON STOCKS (51.7%)* cont.	Shares	Value
Capital goods cont.
Daikin Industries, Ltd. (Japan)	2,400	$485,947
Deere & Co.	7,830	2,929,516
Dover Corp.	2,000	274,260
Eaton Corp. PLC	7,908	1,093,518
Faurecia SA (France) †	5,369	286,038
Gentex Corp.	12,700	453,009
Hitachi, Ltd. (Japan)	4,700	213,505
Honeywell International, Inc.	17,711	3,844,527
Johnson Controls International PLC	47,180	2,815,231
Koito Manufacturing Co., Ltd. (Japan)	5,900	397,776
Legrand SA (France)	6,221	578,668
Lockheed Martin Corp.	11,100	4,101,450
Nordson Corp.	1,900	377,492
Northrop Grumman Corp.	5,108	1,653,153
Obayashi Corp. (Japan)	15,100	139,092
Otis Worldwide Corp.	7,617	521,384
Quanta Services, Inc.	11,800	1,038,164
Raytheon Technologies Corp.	12,931	999,178
Republic Services, Inc.	5,400	536,490
Sandvik AB (Sweden) †	24,512	669,674
Schneider Electric SA (France)	5,051	771,511
Stanley Electric Co., Ltd. (Japan)	4,700	140,506
Toro Co. (The)	1,400	144,396
TransDigm Group, Inc. †	1,213	713,147
Waste Management, Inc.	8,300	1,070,866
		31,897,635
Communication services (1.9%)
Altice USA, Inc. Class A †	10,700	348,071
American Tower Corp. R	9,046	2,162,537
AT&T, Inc.	14,200	429,834
BT Group PLC (United Kingdom) †	68,177	145,495
Charter Communications, Inc. Class A †	4,653	2,870,994
Comcast Corp. Class A	75,480	4,084,223
Deutsche Telekom AG (Germany)	38,725	779,738
Equinix, Inc. R	1,700	1,155,303
KDDI Corp. (Japan)	17,900	550,016
Koninklijke KPN NV (Netherlands)	99,376	337,262
Liberty Global PLC Class C (United Kingdom) †	26,101	666,620
Nippon Telegraph & Telephone Corp. (Japan)	13,100	337,155
SK Telecom Co., Ltd. (South Korea)	1,054	256,723
T-Mobile US, Inc. †	15,854	1,986,347
Verizon Communications, Inc.	85,532	4,973,686
		21,084,004
Computers (3.4%)
Apple, Inc.	201,896	24,661,596
Check Point Software Technologies, Ltd. (Israel) †	1,400	156,758
Cisco Systems, Inc./California	101,167	5,231,346
Dynatrace, Inc. †	11,734	566,048
Fingerprint Cards AB Class B (Sweden) †	22,755	75,950

20 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (51.7%)* cont.	Shares	Value
Computers cont.
Fortinet, Inc. †	11,000	$2,028,620
Fujitsu, Ltd. (Japan)	1,800	261,258
Logitech International SA (Switzerland)	2,514	263,702
ServiceNow, Inc. †	2,745	1,372,802
Synopsys, Inc. †	4,400	1,090,232
Twilio, Inc. Class A †	1,885	642,333
		36,350,645
Conglomerates (0.3%)
AMETEK, Inc.	6,800	868,564
Danaher Corp.	9,064	2,040,125
General Electric Co.	17,774	233,373
		3,142,062
Consumer cyclicals (8.6%)
Adecco Group AG (Switzerland)	4,933	332,155
adidas AG (Germany) †	1,914	597,498
Adyen NV (Netherlands) †	122	272,333
Amazon.com, Inc. †	6,176	19,109,038
Aramark	20,909	789,942
Avalara, Inc. †	1,280	170,790
Berkeley Group Holdings PLC (The) (United Kingdom)	2,596	158,865
Best Buy Co., Inc.	17,100	1,963,251
BJ’s Wholesale Club Holdings, Inc. † S	29,167	1,308,432
Bollore SA (France)	11,129	53,744
Booking Holdings, Inc. †	316	736,229
Booz Allen Hamilton Holding Corp.	12,400	998,572
Brambles, Ltd. (Australia)	33,882	272,850
Brunswick Corp.	6,600	629,442
Cintas Corp.	900	307,179
CK Hutchison Holdings, Ltd. (Hong Kong)	27,500	219,424
Compagnie Generale des Etablissements Michelin SCA (France)	3,668	549,082
CoStar Group, Inc. †	1,394	1,145,715
Daito Trust Construction Co., Ltd. (Japan)	1,500	174,503
Daiwa House Industry Co., Ltd. (Japan)	12,200	358,488
Discovery, Inc. Class A †	9,400	408,524
DraftKings, Inc. Class A † S	13,667	838,197
Evolution Gaming Group LB (Sweden)	2,781	409,502
FleetCor Technologies, Inc. †	1,000	268,630
Flutter Entertainment PLC (Ireland)	2,685	573,924
Ford Motor Co. †	375,900	4,604,775
Galaxy Entertainment Group, Ltd. (Hong Kong)	17,000	153,754
Gartner, Inc. †	4,700	857,985
General Motors Co. †	38,686	2,222,898
Genting Bhd (Singapore)	203,400	139,392
Hermes International (France)	597	660,896
Hilton Worldwide Holdings, Inc. †	20,123	2,433,273
Home Depot, Inc. (The)	8,051	2,457,568
iHeartMedia, Inc. Class A †	577	10,473
Industria de Diseno Textil SA (Inditex) (Spain)	18,317	603,598
Kingfisher PLC (United Kingdom) †	108,593	476,515

Dynamic Asset Allocation Conservative Fund 21

COMMON STOCKS (51.7%)* cont.	Shares	Value
Consumer cyclicals cont.
Knorr-Bremse AG (Germany)	2,694	$336,208
Lennar Corp. Class A	3,300	334,059
Lite-On Technology Corp. (Taiwan)	123,000	272,012
Live Nation Entertainment, Inc. †	12,652	1,070,992
Lowe’s Cos., Inc.	8,000	1,521,440
lululemon athletica, Inc. (Canada) †	3,725	1,142,495
LVMH Moet Hennessy Louis Vuitton SA (France)	83	55,296
Marriott International, Inc./MD Class A †	10,300	1,525,533
Mastercard, Inc. Class A	9,042	3,219,404
Moncler SpA (Italy) †	8,444	483,924
Nexi SpA (Italy) †	36,873	643,426
Nike, Inc. Class B	14,350	1,906,972
Nintendo Co., Ltd. (Japan)	1,300	727,671
Nitori Holdings Co., Ltd. (Japan)	2,300	446,363
O’Reilly Automotive, Inc. †	2,282	1,157,545
OPAP SA (Greece)	23,339	315,572
Panasonic Corp. (Japan)	24,600	317,822
Pandora A/S (Denmark) †	2,460	263,558
PayPal Holdings, Inc. †	20,406	4,955,393
Polaris, Inc.	6,600	881,100
Porsche Automobil Holding SE (Preference) (Germany)	4,186	443,865
PulteGroup, Inc.	28,097	1,473,407
Ryohin Keikaku Co., Ltd. (Japan)	5,100	120,874
S&P Global, Inc.	3,642	1,285,153
Sands China, Ltd. (Hong Kong) †	96,800	485,432
Secom Co., Ltd. (Japan)	5,700	481,251
Sony Corp. (Japan)	16,500	1,737,144
Spectrum Brands Holdings, Inc.	1,800	153,000
Square, Inc. Class A †	1,941	440,704
Stellantis NV (Italy)	38,250	676,425
Target Corp.	16,839	3,335,301
Taylor Wimpey PLC (United Kingdom) †	80,136	199,353
Tempur Sealy International, Inc.	15,500	566,680
Tesla, Inc. † S	3,550	2,371,152
TJX Cos., Inc. (The)	16,172	1,069,778
TransUnion	1,700	153,000
United Rentals, Inc. †	4,817	1,586,286
Volkswagen AG (Preference) (Germany)	609	170,402
Volvo AB (Sweden) †	25,646	648,679
Walmart, Inc.	27,118	3,683,438
Walt Disney Co. (The) †	7,654	1,412,316
Wesfarmers, Ltd. (Australia)	16,285	653,155
Yamaha Motor Co., Ltd. (Japan)	19,200	474,466
		92,465,482
Consumer staples (3.5%)
Airbnb, Inc. Class A † S	5,235	983,866
Altria Group, Inc.	46,300	2,368,708
Asahi Group Holdings, Ltd. (Japan)	15,500	656,320
Auto Trader Group PLC (United Kingdom) †	17,708	135,341

22 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (51.7%)* cont.	Shares	Value
Consumer staples cont.
Auto1 Group SE 144A (Germany) †	8,177	$463,636
British American Tobacco PLC (United Kingdom)	2,152	82,298
Campbell Soup Co.	3,100	155,837
Carlsberg A/S Class B (Denmark)	3,173	487,511
Chipotle Mexican Grill, Inc. †	701	995,995
Coca-Cola Co. (The)	34,900	1,839,579
Coca-Cola European Partners PLC (United Kingdom)	2,900	151,264
Coca-Cola HBC AG (Switzerland)	27,404	872,697
Coles Group, Ltd. (Australia)	12,508	152,389
Colgate-Palmolive Co.	4,600	362,618
Constellation Brands, Inc. Class A	1,900	433,200
Costco Wholesale Corp.	3,400	1,198,432
Darden Restaurants, Inc.	1,900	269,800
Diageo PLC (United Kingdom)	18,083	745,259
Estee Lauder Cos., Inc. (The) Class A	4,952	1,440,289
Ferguson PLC (United Kingdom)	5,206	622,101
Imperial Brands PLC (United Kingdom)	29,623	609,307
ITOCHU Corp. (Japan)	22,400	728,242
Keurig Dr Pepper, Inc.	20,985	721,254
Koninklijke Ahold Delhaize NV (Netherlands)	15,777	439,415
L’Oreal SA (France)	2,315	887,197
ManpowerGroup, Inc.	4,000	395,600
McDonald’s Corp.	11,200	2,510,368
MercadoLibre, Inc. (Argentina) †	392	577,079
Mondelez International, Inc. Class A	23,500	1,375,455
Nestle SA (Switzerland)	8,676	966,968
NH Foods, Ltd. (Japan)	3,600	154,707
PALTAC Corp. (Japan)	8,200	444,579
PepsiCo, Inc.	27,622	3,907,132
Procter & Gamble Co. (The)	48,609	6,583,117
Sundrug Co., Ltd. (Japan)	3,900	142,960
Sysco Corp.	4,000	314,960
Uber Technologies, Inc. †	17,709	965,318
Unilever PLC (United Kingdom)	5,190	289,587
Unilever PLC (United Kingdom)	3,137	175,408
WH Group, Ltd. (Hong Kong)	405,000	328,860
Woolworths Group, Ltd. (Australia)	13,042	405,923
Yum! Brands, Inc.	2,300	248,814
Zalando SE (Germany) †	5,416	531,226
		38,120,616
Electronics (2.4%)
Advanced Micro Devices, Inc. †	8,465	664,503
Arrow Electronics, Inc. †	2,500	277,050
Brother Industries, Ltd. (Japan)	7,700	171,161
Garmin, Ltd.	4,700	619,695
Hoya Corp. (Japan)	10,000	1,177,809
MinebeaMitsumi, Inc. (Japan)	24,800	637,634
Nabtesco Corp. (Japan)	10,600	487,265
NVIDIA Corp.	16,321	8,714,272

Dynamic Asset Allocation Conservative Fund 23

COMMON STOCKS (51.7%)* cont.	Shares	Value
Electronics cont.
NXP Semiconductors NV	3,719	$748,783
Omron Corp. (Japan)	3,300	258,622
Otsuka Corp. (Japan)	4,900	229,417
Qualcomm, Inc.	52,016	6,896,801
Rockwell Automation, Inc.	5,500	1,459,920
Samsung Electronics Co., Ltd. (Preference) (South Korea)	8,575	554,786
Sartorius AG (Preference) (Germany)	302	150,587
SMC Corp. (Japan)	300	175,036
TDK Corp. (Japan)	400	55,782
Texas Instruments, Inc.	4,421	835,525
Thales SA (France)	6,869	682,443
Vontier Corp. †	25,765	779,907
		25,576,998
Energy (1.5%)
APA Corp.	15,600	279,240
BP PLC (United Kingdom)	131,919	535,861
Cenovus Energy, Inc. (Canada)	49,409	371,147
Chevron Corp.	13,100	1,372,749
Cimarex Energy Co.	7,300	433,547
ConocoPhillips	27,980	1,482,101
Devon Energy Corp.	14,400	314,640
Enterprise Products Partners LP	30,822	678,700
EOG Resources, Inc.	4,418	320,438
Equinor ASA (Norway)	32,193	629,697
Exxon Mobil Corp.	17,974	1,003,488
Halliburton Co.	105,039	2,254,137
MWO Holdings, LLC (Units) F	42	107
Oasis Petroleum, Inc.	1,773	105,298
OMV AG (Austria)	2,480	125,813
Orsted AS (Denmark)	3,657	590,643
Reliance Industries, Ltd. 144A (India)	11,218	620,355
Royal Dutch Shell PLC Class B (United Kingdom)	54,991	1,012,071
Santos, Ltd. (Australia)	13,890	75,165
Schlumberger, Ltd.	52,200	1,419,318
Targa Resources Corp.	15,400	488,950
TOTAL SA (France)	17,991	839,175
Valero Energy Corp.	19,340	1,384,744
Williams Cos., Inc. (The)	12,200	289,018
		16,626,402
Financials (7.9%)
3i Group PLC (United Kingdom)	22,211	353,202
Aflac, Inc.	28,700	1,468,866
AGNC Investment Corp. R	48,100	806,156
AIA Group, Ltd. (Hong Kong)	118,400	1,440,396
Alliance Data Systems Corp.	8,600	963,974
Allianz SE (Germany)	3,661	931,851
Allstate Corp. (The)	7,100	815,790
Ally Financial, Inc.	31,600	1,428,636
American Financial Group, Inc.	2,100	239,610

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (51.7%)* cont.	Shares	Value
Financials cont.
American International Group, Inc.	18,848	$870,966
Ameriprise Financial, Inc.	6,800	1,580,660
Apollo Global Management, Inc.	14,958	703,176
Assured Guaranty, Ltd.	27,487	1,162,150
AvalonBay Communities, Inc. R	2,800	516,628
Aviva PLC (United Kingdom)	106,055	596,818
AXA SA (France)	55,522	1,490,057
Banco Bilbao Vizcaya Argenta (Spain)	105,249	546,281
Bank Leumi Le-Israel BM (Israel) †	43,771	288,045
Bank of America Corp.	92,977	3,597,280
Bank of Ireland Group PLC (Ireland) †	60,454	299,883
BNP Paribas SA (France) †	10,117	615,515
BOC Hong Kong Holdings, Ltd. (Hong Kong)	76,500	266,785
Boston Properties, Inc. R	12,986	1,314,962
CaixaBank SA (Spain)	195,465	604,916
Capital One Financial Corp.	7,974	1,014,532
CBRE Group, Inc. Class A †	12,500	988,875
Charles Schwab Corp. (The)	13,116	854,901
Citigroup, Inc.	108,285	7,877,734
CK Asset Holdings, Ltd. (Hong Kong)	81,000	492,364
Credit Agricole SA (France) †	32,073	464,320
DBS Group Holdings, Ltd. (Singapore)	33,800	729,131
Deutsche Boerse AG (Germany)	5,633	936,044
Direct Line Insurance Group PLC (United Kingdom)	59,366	256,411
Discover Financial Services	5,900	560,441
DNB ASA (Norway)	15,525	330,352
Duke Realty Corp. R	7,000	293,510
Equitable Holdings, Inc.	14,000	456,680
Equity Lifestyle Properties, Inc. R	4,400	280,016
Fidelity National Financial, Inc.	6,500	264,290
Gaming and Leisure Properties, Inc. R	40,689	1,726,434
Gjensidige Forsikring ASA (Norway)	5,562	130,448
Goldman Sachs Group, Inc. (The)	14,004	4,579,308
Goodman Group (Australia) R	40,965	564,337
Hana Financial Group, Inc. (South Korea)	13,915	525,001
Hargreaves Lansdown PLC (United Kingdom)	4,368	92,825
Henderson Land Development Co., Ltd. (Hong Kong)	39,900	179,370
Interactive Brokers Group, Inc. Class A	4,524	330,433
Invitation Homes, Inc. R	8,700	278,313
Israel Discount Bank, Ltd. Class A (Israel)	43,231	179,617
Japan Exchange Group, Inc. (Japan)	22,500	528,873
Jefferies Financial Group, Inc.	19,800	595,980
Jones Lang LaSalle, Inc. †	1,800	322,272
JPMorgan Chase & Co.	72,342	11,012,623
KeyCorp	25,238	504,255
Lamar Advertising Co. Class A R	4,600	432,032
Lincoln National Corp.	4,000	249,080
London Stock Exchange Group PLC (United Kingdom)	6,975	667,332
Medical Properties Trust, Inc. R	23,500	500,080

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (51.7%)* cont.	Shares	Value
Financials cont.
MetLife, Inc.	51,900	$3,155,001
MGIC Investment Corp.	20,600	285,310
Morgan Stanley	30,200	2,345,332
Network International Holdings PLC (United Arab Emirates) †	64,884	369,961
Nomura Holdings, Inc. (Japan)	109,300	577,774
Partners Group Holding AG (Switzerland)	476	607,874
Persimmon PLC (United Kingdom)	3,999	162,083
PNC Financial Services Group, Inc. (The)	8,564	1,502,211
Principal Financial Group, Inc.	11,900	713,524
Prudential PLC (United Kingdom)	33,387	709,050
Radian Group, Inc.	41,232	958,644
Sberbank of Russia PJSC ADR (Russia)	28,276	435,592
SBI Holdings, Inc. (Japan)	16,600	451,739
SEI Investments Co.	4,300	261,999
Simon Property Group, Inc. R	18,300	2,081,991
Skandinaviska Enskilda Banken AB (Sweden) †	28,569	348,221
SLM Corp.	33,500	601,995
State Street Corp.	9,100	764,491
Sumitomo Mitsui Financial Group, Inc. (Japan)	17,893	650,643
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,400	257,587
Sumitomo Realty & Development Co., Ltd. (Japan)	2,800	99,303
Sun Hung Kai Properties, Ltd. (Hong Kong)	15,500	235,121
Swedbank AB Class A (Sweden)	2,975	52,425
Swiss Life Holding AG (Switzerland)	261	128,298
Synchrony Financial	42,100	1,711,786
UBS Group AG (Switzerland) †	27,852	431,269
United Overseas Bank, Ltd. (Singapore)	17,400	336,113
Unum Group	14,400	400,752
Visa, Inc. Class A	14,116	2,988,781
Zurich Insurance Group AG (Switzerland)	444	189,504
		85,915,191
Health care (5.7%)
10x Genomics, Inc. Class A †	2,200	398,200
Abbott Laboratories	20,800	2,492,672
AbbVie, Inc.	24,371	2,637,429
Abcam PLC (United Kingdom)	17,931	343,851
ABIOMED, Inc. †	2,800	892,444
Advanz Pharma Corp., Ltd. (Canada) †	214	3,638
Alexion Pharmaceuticals, Inc. †	900	137,619
Alkermes PLC †	11,500	214,820
AmerisourceBergen Corp.	7,500	885,525
Amgen, Inc.	5,383	1,339,344
AstraZeneca PLC ADR (United Kingdom) S	19,595	974,263
Baxter International, Inc.	10,210	861,111
Biogen, Inc. †	6,000	1,678,500
Bristol-Myers Squibb Co.	75,600	4,772,628
Cardinal Health, Inc.	16,300	990,225
Chugai Pharmaceutical Co., Ltd. (Japan)	3,600	146,512
Cigna Corp.	7,355	1,777,998

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (51.7%)* cont.	Shares	Value
Health care cont.
DexCom, Inc. †	3,100	$1,114,109
Edwards Lifesciences Corp. †	24,600	2,057,544
Eli Lilly and Co.	33,436	6,246,514
Exact Sciences Corp. †	1,596	210,321
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	4,318	96,956
GlaxoSmithKline PLC (United Kingdom)	15,044	267,127
HCA Healthcare, Inc.	1,500	282,510
Hikma Pharmaceuticals PLC (United Kingdom)	7,901	247,909
Hologic, Inc. †	17,000	1,264,460
Humana, Inc.	4,000	1,677,000
IDEXX Laboratories, Inc. †	2,587	1,265,845
Jazz Pharmaceuticals PLC †	800	131,496
Johnson & Johnson	23,400	3,845,790
Kobayashi Pharmaceutical Co., Ltd. (Japan)	900	84,071
Laboratory Corp. of America Holdings †	3,700	943,611
Lonza Group AG (Switzerland)	2,783	1,555,878
M3, Inc. (Japan)	2,800	192,471
McKesson Corp.	8,200	1,599,328
Medtronic PLC	14,800	1,748,324
Merck & Co., Inc.	45,273	3,490,096
Merck KGaA (Germany)	3,345	571,927
Neurocrine Biosciences, Inc. †	1,500	145,875
Novartis AG (Switzerland)	13,246	1,131,968
Novo Nordisk A/S Class B (Denmark)	12,199	826,472
Olympus Corp. (Japan)	4,400	91,275
Ono Pharmaceutical Co., Ltd. (Japan)	15,200	398,132
Pfizer, Inc.	12,480	452,150
QIAGEN NV (Netherlands) †	8,458	409,345
Regeneron Pharmaceuticals, Inc. †	2,404	1,137,429
Roche Holding AG (Switzerland)	3,450	1,114,958
Sartorius Stedim Biotech (France)	752	309,713
Seagen, Inc. †	1,145	158,995
Shionogi & Co., Ltd. (Japan)	6,600	356,006
Sonic Healthcare, Ltd. (Australia)	11,976	320,267
Sonova Holding AG (Switzerland)	750	198,699
Thermo Fisher Scientific, Inc.	1,300	593,294
UnitedHealth Group, Inc.	7,178	2,670,718
Vertex Pharmaceuticals, Inc. †	4,400	945,516
Viatris, Inc. †	1,549	21,640
Zimmer Biomet Holdings, Inc.	8,900	1,424,712
		62,147,230
Semiconductor (0.5%)
Applied Materials, Inc.	21,688	2,897,517
ASML Holding NV (Netherlands)	441	267,372
Lasertec Corp. (Japan)	1,200	159,711
Novatek Microelectronics Corp. (Taiwan)	12,000	244,514
Renesas Electronics Corp. (Japan) †	47,100	517,392
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	24,000	499,042

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (51.7%)* cont.	Shares	Value
Semiconductor cont.
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	6,221	$735,820
Tokyo Electron, Ltd. (Japan)	1,300	556,593
		5,877,961
Software (4.0%)
Activision Blizzard, Inc.	34,809	3,237,237
Adobe, Inc. †	14,866	7,066,850
Amdocs, Ltd.	7,300	512,095
Autodesk, Inc. †	10,100	2,799,215
Cadence Design Systems, Inc. †	12,700	1,739,773
Intuit, Inc.	11,800	4,520,108
Microsoft Corp.	89,515	21,104,951
Nexon Co., Ltd. (Japan)	7,600	247,119
Oracle Corp.	4,100	287,697
Sea, Ltd. ADR (Thailand) †	2,951	658,752
Take-Two Interactive Software, Inc. †	1,400	247,380
Veeva Systems, Inc. Class A †	4,600	1,201,704
		43,622,881
Technology services (4.0%)
Accenture PLC Class A	16,500	4,558,125
Alibaba Group Holding, Ltd. (China) †	22,864	647,007
Alphabet, Inc. Class A †	6,371	13,140,315
Alphabet, Inc. Class C †	2,456	5,080,555
Capgemini SE (France)	2,749	467,766
Cognizant Technology Solutions Corp. Class A	16,400	1,281,168
DocuSign, Inc. †	5,147	1,042,010
DXC Technology Co.	14,800	462,648
eBay, Inc.	46,200	2,829,288
Facebook, Inc. Class A †	17,013	5,010,839
Fidelity National Information Services, Inc.	13,773	1,936,622
GMO internet, Inc. (Japan)	4,500	130,416
GoDaddy, Inc. Class A †	17,600	1,366,112
IBM Corp.	2,000	266,520
Itochu Techno-Solutions Corp. (Japan)	2,500	80,924
Kakaku.com, Inc. (Japan)	3,600	98,607
Leidos Holdings, Inc.	8,100	779,868
Nomura Research Institute, Ltd. (Japan)	14,300	444,484
Palo Alto Networks, Inc. †	800	257,648
Pinterest, Inc. Class A †	41,000	3,035,230
Roku, Inc. †	1,900	618,963
		43,535,115
Transportation (1.1%)
A. P. Moeller-Maersck A/S Class B (Denmark)	299	694,560
Aena SME SA (Spain) †	1,370	222,193
Aurizon Holdings, Ltd. (Australia)	113,642	337,690
CSX Corp.	2,900	279,618
Deutsche Post AG (Germany)	13,556	742,714
FedEx Corp.	1,000	284,040
Nippon Express Co., Ltd. (Japan)	1,600	119,603
Norfolk Southern Corp.	1,100	295,372

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (51.7%)* cont.	Shares	Value
Transportation cont.
Old Dominion Freight Line, Inc.	7,300	$1,754,993
Ryder System, Inc.	4,400	332,860
Southwest Airlines Co. †	35,166	2,147,236
Union Pacific Corp.	18,568	4,092,573
United Parcel Service, Inc. Class B	3,000	509,970
Yamato Holdings Co., Ltd. (Japan)	7,000	192,162
		12,005,584
Utilities and power (1.5%)
AES Corp. (The)	4,900	131,369
AGL Energy, Ltd. (Australia)	24,797	182,250
Ameren Corp.	8,539	694,733
American Electric Power Co., Inc.	30,528	2,585,722
CLP Holdings, Ltd. (Hong Kong)	17,000	165,163
E.ON SE (Germany)	10,929	127,190
Electricite De France SA (France) †	23,541	315,819
Enel SpA (Italy)	48,531	483,356
Energias de Portugal (EDP) SA (Portugal)	90,807	518,603
Eni SpA (Italy)	20,184	248,391
Entergy Corp.	5,900	586,873
Exelon Corp.	68,995	3,017,841
Kinder Morgan, Inc.	52,500	874,125
NRG Energy, Inc.	66,338	2,502,933
Public Service Enterprise Group, Inc.	14,300	861,003
Southern Co. (The)	34,600	2,150,736
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	2,412
Tokyo Gas Co., Ltd. (Japan)	8,800	195,588
Vistra Corp.	23,000	406,640
		16,050,747
Total common stocks (cost $390,082,421)		$561,228,854

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (24.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.8%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$740,799	$830,176
5.00%, 5/20/49	24,491	27,512
4.70%, with due dates from 5/20/67 to 8/20/67	190,697	217,343
4.603%, 6/20/67	78,595	88,802
4.50%, 5/20/49	28,882	31,984
4.497%, 3/20/67	95,173	107,950
4.00%, TBA, 4/1/51	1,000,000	1,067,501
3.00%, TBA, 4/1/51	5,000,000	5,204,297
3.00%, with due dates from 7/20/50 to 10/20/50	42,654,185	44,423,334
		51,998,899
U.S. Government Agency Mortgage Obligations (20.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	251,579	277,698
3.00%, with due dates from 2/1/47 to 1/1/48	14,915,015	15,600,797

Dynamic Asset Allocation Conservative Fund 29

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (24.9%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4.00%, 1/1/57	$619,182	$690,820
4.00%, with due dates from 6/1/48 to 4/1/49	13,432,778	14,416,142
3.50%, 6/1/56	616,464	680,035
3.00%, with due dates from 4/1/46 to 11/1/48	14,756,942	15,511,185
2.50%, with due dates from 7/1/50 to 12/1/50	25,563,853	26,229,495
Uniform Mortgage-Backed Securities
6.00%, TBA, 4/1/51	8,000,000	9,018,759
4.50%, TBA, 4/1/51	1,000,000	1,088,828
4.00%, TBA, 5/1/51	1,000,000	1,074,297
4.00%, TBA, 4/1/51	3,000,000	3,219,375
3.50%, TBA, 5/1/51	20,000,000	21,145,312
3.50%, TBA, 4/1/51	25,000,000	26,404,298
3.00%, TBA, 5/1/51	2,000,000	2,083,047
2.50%, TBA, 5/1/51	20,000,000	20,464,844
2.50%, TBA, 4/1/51	32,000,000	32,812,499
2.50%, TBA, 4/1/36	25,000,000	26,011,745
2.00%, TBA, 4/1/51	1,000,000	996,953
		217,726,129
Total U.S. government and agency mortgage obligations (cost $268,793,106)		$269,725,028

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Notes
2.75%, 2/15/24 [i]	$104,000	$111,560
1.875%, 6/30/26 [i]	157,000	164,815
1.125%, 2/28/25 [i]	180,000	183,492
0.50%, 3/15/23 [i]	10,000	10,067
0.375%, 12/31/25 [i]	114,000	111,430
0.125%, 8/31/22 [i]	164,000	164,016
Total U.S. treasury obligations (cost $745,380)		$745,380

	Principal
CORPORATE BONDS AND NOTES (23.8%)*	amount	Value
Basic materials (1.1%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$110,000	$118,800
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	120,000	162,750
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	35,000	35,963
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	75,000	76,688
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes
6.625%, 1/31/29	105,000	114,416
Boise Cascade Co. 144A company guaranty sr. unsec. notes
4.875%, 7/1/30	75,000	78,563
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	74,000	79,365
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	135,000	135,000
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	110,000	125,400

30 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Basic materials cont.
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	$1,049,000	$1,180,443
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes
5.125%, 2/15/29	105,000	100,375
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	155,000	165,850
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	40,000	41,350
Core & Main LP 144A sr. unsec. notes 6.125%, 8/15/25	25,000	25,659
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	75,000	78,829
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	506,000	545,833
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	200,000	207,000
FMG Resources August 2006 Pty, Ltd. 144A company guaranty sr.
unsec. bonds 4.375%, 4/1/31 (Australia)	105,000	106,969
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds
4.625%, 8/1/30 (Indonesia)	50,000	54,411
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
4.375%, 8/1/28 (Indonesia)	115,000	121,986
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	50,000	60,032
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	215,000	221,171
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	287,000	291,642
Glencore Funding, LLC 144A company guaranty sr. unsec. notes
2.50%, 9/1/30	914,000	878,284
GrafTech Finance, Inc. 144A company guaranty sr. notes
4.625%, 12/15/28	25,000	25,141
Graphic Packaging International, LLC 144A company guaranty sr.
unsec. notes 3.50%, 3/1/29	65,000	63,213
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	120,000	126,450
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
4.50%, 4/1/26 (Canada)	40,000	41,350
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/1/29 (Canada)	25,000	26,688
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	480,000	531,134
Ingevity Corp. 144A company guaranty sr. unsec. notes
3.875%, 11/1/28	85,000	82,238
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%,
1/15/26 (Canada) ‡‡	80,000	81,600
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging Ltd
Co-Issuer, LL 144A sr. notes 6.00%, 9/15/28 (Canada)	100,000	103,250
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	406,000	459,938
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes
4.25%, 12/15/25	115,000	115,431
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	140,000	136,150
Mauser Packaging Solutions Holding Co. 144A sr. notes
8.50%, 4/15/24	35,000	36,313
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24	25,000	25,390

Dynamic Asset Allocation Conservative Fund 31

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Basic materials cont.
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	$105,000	$107,625
Mercer International, Inc. 144A sr. unsec. notes 5.125%,
2/1/29 (Canada)	60,000	62,160
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	190,000	198,892
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	70,000	72,108
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	120,000	148,014
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	520,000	573,046
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	82,000	84,797
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	218,000	245,178
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds
3.468%, 12/1/50	129,000	126,038
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds 2.30%, 11/1/30	228,000	221,310
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	245,000
Rayonier AM Products, Inc. 144A company guaranty sr. notes
7.625%, 1/15/26	15,000	15,938
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	496,377
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	11,000	11,246
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%,
2/15/26 (Canada)	95,000	96,710
TMS International Holding Corp. 144A sr. unsec. notes
7.25%, 8/15/25	120,000	122,100
Trinseo Materials Operating SCA/Trinseo Materials Finance,
Inc. 144A company guaranty sr. unsec. notes 5.125%,
4/1/29 (Luxembourg)	105,000	108,281
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	135,000	140,823
Tronox, Inc. 144A company guaranty sr. notes 6.50%, 5/1/25	15,000	16,088
Tronox, Inc. 144A company guaranty sr. unsec. notes
4.625%, 3/15/29	80,000	80,100
U.S. Concrete, Inc. 144A company guaranty sr. unsec. notes
5.125%, 3/1/29	40,000	41,200
United States Steel Corp. sr. unsec. notes 6.875%, 3/1/29	85,000	87,125
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	160,000	166,499
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	90,000	98,775
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
4.875%, 6/15/27	70,000	72,464
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	515,000	708,104
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	147,000	204,219
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	156,000	218,929
		11,630,211
Capital goods (1.1%)
Allison Transmission, Inc. 144A company guaranty sr. unsec.
bonds 3.75%, 1/30/31	55,000	53,281
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	150,000	159,420

32 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Capital goods cont.
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 6.875%, 7/1/28	$115,000	$120,564
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
unsub. notes 6.25%, 4/1/25	40,000	41,200
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	70,000	74,288
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	75,000	75,938
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	200,000	209,942
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	280,000	296,283
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	25,000	25,281
Berry Global, Inc. 144A company guaranty sr. unsub. notes
1.57%, 1/15/26	749,000	737,420
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	15,000	15,738
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	140,000	137,297
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	40,000	39,950
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	70,000	74,879
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	40,000	42,465
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	65,000	68,575
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	65,000	78,244
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	582,359
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	160,000	164,223
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%,
9/1/28 (Canada)	75,000	72,656
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes
4.00%, 8/1/28 (Canada)	45,000	43,538
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	100,000	105,375
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	60,000	66,075
Granite US Holdings Corp. 144A company guaranty sr. unsec.
notes 11.00%, 10/1/27	100,000	112,750
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	281,354
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	130,000	141,375
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	486,369
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	344,000	400,630
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	170,000	159,215
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	466,000	515,699
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	348,000	394,678
MasTec, Inc. 144A company guaranty sr. unsec. notes
4.50%, 8/15/28	45,000	46,688
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	860,000	922,054
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	250,000	281,508
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	46,000	47,327
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	235,000	236,529
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 5/13/27	40,000	43,485

Dynamic Asset Allocation Conservative Fund 33

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Capital goods cont.
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	$15,000	$15,931
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	105,000	113,060
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	150,000	151,500
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40
(acquired 6/8/20, cost $238,793) ∆∆	195,000	233,417
Raytheon Technologies Corp. sr. unsec. notes 2.50%, 12/15/22
(acquired 6/8/20, cost $796,648) ∆∆	815,000	838,156
Raytheon Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	745,000	838,489
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	110,000	112,233
Sensata Technologies BV 144A company guaranty sr. unsec. notes
4.00%, 4/15/29	110,000	111,925
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	225,000	237,375
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	145,000	155,279
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	55,000	56,650
Tenneco, Inc. 144A company guaranty sr. notes 7.875%, 1/15/29	10,000	11,244
Tenneco, Inc. 144A company guaranty sr. notes 5.125%, 4/15/29	85,000	83,806
Terex Corp. 144A company guaranty sr. unsec. notes
5.00%, 5/15/29	55,000	56,936
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	15,000	15,597
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	75,000	77,531
TransDigm, Inc. company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	135,000	139,556
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	235,000	249,077
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
4.625%, 1/15/29	70,000	68,935
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	430,000	463,314
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	195,000	199,631
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.25%, 6/15/28	100,000	111,900
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.125%, 6/15/25	50,000	54,675
		11,750,869
Communication services (2.8%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31	1,477,000	1,476,111
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	339,000	344,127
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	735,000	766,837
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	138,000	155,317
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	648,035
AT&T, Inc. 144A sr. unsec. bonds 3.55%, 9/15/55	2,164,000	1,976,111
AT&T, Inc. 144A sr. unsec. unsub. bonds 2.55%, 12/1/33	2,419,000	2,293,244
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	140,000	144,382

34 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	$385,000	$412,913
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	70,000	70,875
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	50,000	50,960
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	33,000	34,048
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 3.75%, 2/15/28	313,000	338,763
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	808,000	1,049,535
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	590,000	631,153
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	330,000	307,707
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	94,000	108,945
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	290,000	326,652
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	263,000	294,151
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	780,000	869,578
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	495,000	516,403
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	82,000	115,809
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	250,000	271,245
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	1,050,000	1,079,890
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	40,000	40,802
Cox Communications, Inc. 144A company guaranty sr. unsec.
bonds 2.95%, 10/1/50	490,000	432,225
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	369,090
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	429,939
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	606,658
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	455,000	495,852
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	217,908
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	90,000	92,475
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	260,000	286,728
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	241,511
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	125,000	137,688
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	210,000	219,776

Dynamic Asset Allocation Conservative Fund 35

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Communication services cont.
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	$80,000	$86,033
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	254,000	263,897
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	1,380,000	1,454,731
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22
(In default) †	175,000	119,656
Frontier Communications Corp. 144A company guaranty sr. notes
5.875%, 10/15/27	55,000	58,300
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	100,000	105,470
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Luxembourg)	4,000	4,140
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25
(Luxembourg) (In default) †	215,000	133,300
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	110,000	113,209
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.25%, 7/1/28	70,000	70,792
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 3.625%, 1/15/29	50,000	48,438
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	19,000	20,306
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	410,000	454,839
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	227,000	286,240
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	110,000	134,743
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	380,000	434,150
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	164,000	168,116
T-Mobile USA, Inc. company guaranty sr. unsec. bonds
2.875%, 2/15/31	70,000	67,655
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	20,125
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	10,000	10,601
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	30,000	30,526
T-Mobile USA, Inc. company guaranty sr. unsec. notes
2.625%, 2/15/29	50,000	48,552
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	110,000	117,552
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	10,000	10,231
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	359,000	391,213
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	858,000	937,828
T-Mobile USA, Inc. 144A company guaranty sr. sub. bonds
2.25%, 11/15/31	1,035,000	982,655
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	480,745
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,085,000	1,238,230

36 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Communication services cont.
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	$1,050,000	$1,031,972
Verizon Communications, Inc. sr. unsec. bonds 1.75%, 1/20/31	290,000	269,867
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	525,000	523,600
Verizon Communications, Inc. sr. unsec. unsub. bonds
5.25%, 3/16/37	505,000	635,757
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	775,000	882,201
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	1,445,000	1,653,739
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	129,000	134,160
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	219,000	231,456
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27	20,000	19,680
Zayo Group Holdings, Inc. 144A sr. unsec. notes 6.125%, 3/1/28	45,000	46,280
		31,574,428
Consumer cyclicals (2.7%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	415,000	450,275
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	239,000	243,850
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,339,635
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	524,000	540,407
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	215,000	204,837
AMC Entertainment Holdings, Inc. 144A company guaranty sr.
notes 10.50%, 4/15/25	40,000	42,500
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	50,000	50,000
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%,
4/1/27 ‡‡	160,000	166,000
Beasley Mezzanine Holdings LLC 144A company guaranty sr. notes
8.625%, 2/1/26	100,000	100,500
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	405,000	450,484
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	170,000	171,907
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	605,000	605,139
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	45,000	46,853
Boyd Gaming Corp. company guaranty sr. unsec. notes
4.75%, 12/1/27	50,000	50,962
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	30,000	30,929
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	45,000	50,040
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	105,000	109,594
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	45,000	51,581
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	140,000	146,650
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	110,000	112,063

Dynamic Asset Allocation Conservative Fund 37

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Consumer cyclicals cont.
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	$17,000	$16,897
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	20,000	21,900
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	70,000	70,459
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
unsec. sub. notes 7.75%, 4/15/28	80,000	79,306
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 9.25%, 2/15/24	30,000	31,209
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	160,000	150,800
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26	33,000	34,361
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	155,000	155,000
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	120,000	86,371
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	205,000	107,625
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	400,000	420,880
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,390,000	1,480,157
Entercom Media Corp. 144A company guaranty notes
6.75%, 3/31/29	110,000	114,337
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	75,000	77,531
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	140,000	169,556
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	400,000	431,592
Full House Resorts, Inc. 144A company guaranty sr. notes
8.25%, 2/15/28	90,000	95,877
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25	40,000	44,800
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	70,000	79,953
Gartner, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 10/1/30	40,000	39,500
Gartner, Inc. 144A company guaranty sr. unsec. notes
4.50%, 7/1/28	20,000	20,625
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	196,000	248,058
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	50,000	57,267
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,146,000	1,249,689
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	200,000	219,778
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	91,000	98,815
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	252,000	256,061
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	810,000	866,863
Gray Television, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/15/30	55,000	54,519
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	50,000	54,313
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)	110,000	121,756
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 5/15/25	40,000	42,325

38 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Consumer cyclicals cont.
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	$60,000	$63,654
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	80,000	83,500
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41	300,000	415,420
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	475,000	486,949
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	576,000	636,816
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	83,261	88,361
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	190,911	204,036
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	50,000	57,563
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,271,000	1,423,520
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	25,000	27,563
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,154,000	1,327,175
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	45,000	46,744
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	150,000	153,000
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	50,000	51,703
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	55,000	55,688
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	45,000	47,813
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	55,000	64,900
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	110,000	125,125
L Brands, Inc. 144A company guaranty sr. notes 6.875%, 7/1/25	25,000	27,780
L Brands, Inc. 144A company guaranty sr. unsec. notes
9.375%, 7/1/25	20,000	24,900
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds
6.625%, 10/1/30	50,000	56,656
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes
6.25%, 1/15/29	30,000	30,900
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/29/27	599,000	687,724
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	50,000	48,250
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	90,000	92,644
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.50%, 4/15/29	150,000	150,017
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	95,000	98,029
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	40,000	40,708
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	65,000	67,509

Dynamic Asset Allocation Conservative Fund 39

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Consumer cyclicals cont.
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	$50,000	$55,439
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	40,000	42,450
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	140,000	146,475
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	110,000	109,261
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	65,000	71,358
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	80,000	80,944
Mattel, Inc. 144A company guaranty sr. unsec. notes
3.375%, 4/1/26	20,000	20,649
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	181,000	184,846
Meredith Corp. 144A company guaranty sr. unsec. notes
6.50%, 7/1/25	50,000	53,625
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	335,000	269,577
MPH Acquisition Holdings, LLC 144A company guaranty sr. unsec.
notes 5.75%, 11/1/28	55,000	53,933
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	115,000	119,316
NESCO Holdings II, Inc. 144A company guaranty notes
5.50%, 4/15/29 ##	80,000	82,040
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	55,000	55,579
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	95,000	99,867
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	150,000	153,375
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. notes 5.625%, 10/1/28	75,000	78,844
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	63,000	63,013
NMG Holding Co Inc/Neiman Marcus Group, LLC 144A sr. notes
7.125%, 4/1/26	50,000	51,000
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25	85,000	96,190
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	660,000	722,939
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
company guaranty sr. unsec. notes 6.25%, 6/15/25	65,000	68,738
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	30,000	28,875
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	120,000	124,500
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	155,000	165,463
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
company guaranty sr. notes 3.375%, 8/31/27	50,000	48,500
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	100,000	104,099
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	140,000	196,875
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	35,000	40,837
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	120,000	128,765
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 5.75%, 1/15/29	90,000	88,763

40 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Consumer cyclicals cont.
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec.
notes 9.125%, 6/15/23	$20,000	$22,039
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	90,000	92,126
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	152,000	139,056
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	125,000	149,063
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	160,000	173,600
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	50,000	53,431
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	150,000	154,643
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	60,000	58,950
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	65,000	64,695
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A
company guaranty sr. unsec. notes 4.625%, 11/1/26	110,000	114,400
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	100,000	97,500
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	55,000	52,938
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	45,000	48,656
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	900,000	940,500
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	65,000	67,438
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes
7.00%, 7/1/25	105,000	113,633
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	50,000	52,750
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
3.875%, 3/15/31	100,000	97,750
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	85,000	80,538
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	810,000	844,425
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	10,366
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	100,000	99,500
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	90,000	87,750
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds
5.125%, 8/1/30	20,000	21,250
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	50,000	55,078
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes
8.875%, 12/15/27	155,000	166,788
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	185,000	197,025
TRI Pointe Group, Inc. sr. unsec. notes 5.70%, 6/15/28	50,000	55,261
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	50,000	55,250
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	120,000	121,095
Univision Communications, Inc. 144A company guaranty sr. notes
9.50%, 5/1/25	55,000	60,225
Univision Communications, Inc. 144A company guaranty sr. notes
6.625%, 6/1/27	100,000	106,793

Dynamic Asset Allocation Conservative Fund 41

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Consumer cyclicals cont.
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	$65,000	$65,650
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	80,000	82,826
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	65,000	66,300
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	502,000	558,890
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	298,000	312,859
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	136,000	149,759
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	3,000	3,363
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	281,000	455,926
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec. notes
4.875%, 9/15/28	20,000	20,500
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	130,000	135,850
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	80,000	84,935
WMG Acquisition Corp. 144A company guaranty sr. bonds
3.00%, 2/15/31	65,000	61,770
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	70,000	70,963
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
notes 6.375%, 5/15/25	60,000	63,900
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	130,000	136,045
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	125,000	127,938
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. notes 7.75%, 4/15/25	30,000	32,523
		29,137,677
Consumer staples (1.1%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%,
10/15/30 (Canada)	70,000	67,550
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	70,000	70,330
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	90,000	90,450
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	30,000	30,840
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	130,000	134,738
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertsons, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	90,000	99,415
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	810,000	890,222
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	338,000	434,484
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	404,000	471,822

42 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Consumer staples cont.
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	$125,000	$128,125
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	55,000	56,375
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	885,000	922,613
Avient Corp. 144A sr. unsec. notes 5.75%, 5/15/25	30,000	31,875
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	80,000	80,624
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes
3.25%, 2/15/29	15,000	14,813
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	35,224	39,938
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	319,000	365,616
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	300,000	431,723
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	363,000	469,074
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	165,000	169,744
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	85,000	89,675
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	170,000	171,700
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	50,000	53,823
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes
2.25%, 3/15/31	975,000	957,045
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	393,000	453,715
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	80,000	82,446
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	60,000	63,000
Kraft Heinz Foods Co. company guaranty sr. unsec. notes
5.00%, 7/15/35	135,000	155,332
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds
4.375%, 6/1/46	315,000	328,419
Kraft Heinz Foods Co. company guaranty sr. unsec. notes
3.00%, 6/1/26	139,000	146,554
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes
3.875%, 5/15/27	77,000	84,227
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 5/15/28	75,000	80,566
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	382,000	395,370
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	25,000	25,943
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	25,000	25,070
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	89,000	93,228
Match Group, Inc. 144A sr. unsec. unsub. notes 4.625%, 6/1/28	415,000	424,030
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	425,000	435,448
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. unsub. notes 2.00%, 10/28/21 (Netherlands)	200,000	201,620

Dynamic Asset Allocation Conservative Fund 43

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Consumer staples cont.
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes
0.375%, 1/15/24	$1,000,000	$995,736
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	50,000	62,000
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	90,000	102,322
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	160,000	193,531
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	480,000	536,280
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	55,000	65,040
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	30,000	34,546
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	55,000	60,706
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	90,000	99,527
Prestige Brands, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 4/1/31	40,000	38,100
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	86,000	90,300
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes
7.50%, 7/1/25	58,000	60,248
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes
7.00%, 7/15/25	90,000	97,335
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes
5.50%, 4/15/29	110,000	112,577
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	50,000	48,075
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	50,000	52,865
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	20,000	21,900
		11,938,670
Energy (1.7%)
Antero Midstream Partners LP/Antero Midstream Finance Corp.
144A company guaranty sr. unsec. notes 7.875%, 5/15/26	45,000	48,398
Antero Resources Corp. 144A company guaranty sr. unsec. notes
8.375%, 7/15/26	70,000	77,175
Antero Resources Corp. 144A company guaranty sr. unsec. notes
7.625%, 2/1/29	105,000	111,825
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	55,000	53,763
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	30,000	30,750
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	65,000	64,805
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	89,000	93,450
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	40,000	37,600
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	445,000	478,809
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	715,000	771,804
Callon Petroleum Co. company guaranty sr. unsec. unsub. notes
6.25%, 4/15/23	180,000	160,200
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	40,000	40,575
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	80,000	100,200
Centennial Resource Production, LLC 144A company guaranty
notes 8.00%, 6/1/25	55,000	56,100
Centennial Resource Production, LLC 144A company guaranty sr.
unsec. notes 6.875%, 4/1/27	75,000	66,750
Centennial Resource Production, LLC 144A company guaranty sr.
unsec. notes 5.375%, 1/15/26	80,000	70,400

44 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Energy cont.
ChampionX corp. company guaranty sr. unsec. notes
6.375%, 5/1/26	$120,000	$125,700
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	331,000	378,353
Cheniere Energy Partners LP 144A company guaranty sr. unsec.
bonds 4.00%, 3/1/31	80,000	81,400
Chesapeake Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.875%, 2/1/29	5,000	5,300
Chesapeake Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.50%, 2/1/26	15,000	15,581
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	260,000	260,323
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	40,000	43,500
Comstock Resources, Inc. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	60,000	65,100
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	24,000	24,900
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	95,000	97,375
ConocoPhillips 144A company guaranty sr. unsec. notes
3.75%, 10/1/27	55,000	60,780
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	25,000	24,938
Continental Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/28	120,000	126,726
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	135,000	139,819
Continental Resources, Inc. 144A company guaranty sr. unsec.
bonds 5.75%, 1/15/31	110,000	124,285
DCP Midstream Operating LP company guaranty sr. unsec. notes
5.625%, 7/15/27	50,000	54,125
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	135,000	150,188
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	75,000	100,969
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	50,000	67,750
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	40,000	46,047
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	290,000	304,028
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp. 144A sr.
unsec. notes 7.75%, 12/15/25	125,000	133,465
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	555,000	586,258
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 6.625%, 7/15/25	100,000	106,874
Energy Transfer Operating LP company guaranty sr. unsec. bonds
3.75%, 5/15/30	1,080,000	1,112,699
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	314,000	350,206
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	140,000	145,633
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	935,000	827,475

Dynamic Asset Allocation Conservative Fund 45

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Energy cont.
Energy Transfer Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	$120,000	$137,018
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes
5.625%, 1/15/28	120,000	116,038
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	690,000	716,255
EQT Corp. sr. unsec. notes 8.50%, 2/1/30	55,000	70,142
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	10,000	10,700
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	170,000	213,672
Global Partners LP/GLP Finance Corp. company guaranty sr.
unsec. notes 6.875%, 1/15/29	15,000	16,099
Hess Midstream Operations LP 144A company guaranty sr. unsec.
notes 5.125%, 6/15/28	95,000	96,045
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	585,000	604,554
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. bonds
6.00%, 2/1/31	25,000	25,375
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes
5.75%, 2/1/29	25,000	25,219
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	125,000	126,600
Indigo Natural Resources, LLC 144A sr. unsec. notes 5.375%, 2/1/29	180,000	177,338
MEG Energy Corp. 144A company guaranty sr. unsec. notes
5.875%, 2/1/29 (Canada)	15,000	15,038
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	87,000	89,867
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	50,000	37,110
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes
9.00%, 2/1/25	35,000	35,875
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	15,000	16,481
Northriver Midstream Finance LP 144A sr. notes 5.625%,
2/15/26 (Canada)	60,000	61,800
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	70,000	78,666
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	25,000	27,605
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	140,000	143,850
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	175,000	193,222
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	35,000	42,084
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds
7.375%, 11/1/31	95,000	120,697
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds
6.625%, 8/15/37	35,000	42,316
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes
8.125%, 9/15/30	30,000	38,891
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	211,791
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,273,000	1,406,665
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	116,000	127,890
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.60%, 1/3/31 (Brazil)	274,000	288,741

46 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	$38,000	$41,990
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	270,000	11,475
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB
7.69%, 1/23/50 (Mexico)	159,000	148,268
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.84%, 1/23/30 (Mexico)	902,000	915,440
Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	30,000	27,750
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	140,000	135,450
Rattler Midstream LP 144A company guaranty sr. unsec. notes
5.625%, 7/15/25	70,000	73,088
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	25,800
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	212,000	232,463
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	135,392
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	96,000	109,221
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	980,000	1,044,907
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	150,000	150,234
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	40,000	37,000
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	55,000	51,563
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	85,000	78,540
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	57,000	55,860
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	45,000	50,625
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	365,389
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7.50%, 10/1/25	25,000	26,750
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 12/31/30	95,000	93,908
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	120,000	116,400
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	30,000	33,051
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	50,000	54,334
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30	30,000	31,500
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	55,000	57,269
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	264,000	265,382
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	410,000	428,220
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	47,125	44,298
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	75,000	69,323

Dynamic Asset Allocation Conservative Fund 47

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Energy cont.
Transocean, Inc. 144A company guaranty sr. unsec. notes
11.50%, 1/30/27	$65,000	$55,752
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	100,000	102,563
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	50,000	51,500
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	30,000	31,200
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	70,000	73,304
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	26,000	27,997
WPX Energy, Inc. sr. unsec. sub. notes 5.875%, 6/15/28	49,000	54,008
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	312,000	332,443
		18,775,702
Financials (7.0%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	90,000	94,163
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	375,000	411,130
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,154,000	1,156,914
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	130,000	139,512
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	105,000	146,130
American Express Co. sr. unsec. notes 2.65%, 12/2/22	490,000	508,247
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	23,000	31,849
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,429,375
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	368,000	387,671
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	233,310
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	222,197
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	200,000	226,794
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	303,000	336,330
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	10,000	11,200
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	735,000	727,720
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	528,000	529,966
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,355,000	2,530,575
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month +
0.76%), 0.944%, 9/15/26	100,000	99,007
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,137,641
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	620,000	620,394
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	51,000	55,989
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	325,000	333,681
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	280,000	286,247

48 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Financials cont.
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
bonds 2.85%, 10/15/50	$635,000	$583,301
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	151,000	174,867
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	235,000	235,601
Blackstone Holdings Finance Co., LLC 144A company guaranty sr.
unsec. unsub. bonds 1.60%, 3/30/31	205,000	187,859
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	485,000	455,810
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	222,994
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	695,000	763,026
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	151,131
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	246,000	262,407
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	47,000	50,995
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	794,000	894,243
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	45,000	47,363
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, 2/18/51	460,000	457,700
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	2,519,000	2,753,693
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	576,000	632,811
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	470,000	485,289
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	284,000	288,513
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	326,742
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	385,000	433,570
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	340,000	383,664
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	90,000	103,657
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	80,000	90,557
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,010,000	1,103,068
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%,
3/11/31 (Australia)	200,000	193,744
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	268,750
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	550,000	561,543
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	225,000	240,197
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	311,000	333,299
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%,
6/5/26 (Switzerland)	1,090,000	1,108,627
Credit Suisse Group Funding Guernsey, Ltd. company guaranty sr.
unsec. unsub. notes 3.45%, 4/16/21 (United Kingdom)	250,000	250,232
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,275,000	1,301,197
Deutsche Bank AG sr. unsec. unsub. notes 1.686%,
3/19/26 (Germany)	1,315,000	1,311,599
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	425,000	413,610
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	368,000	416,033
Digital Realty Trust LP company guaranty sr. unsec. notes
4.75%, 10/1/25 R	990,000	1,124,950
Diversified Healthcare Trust company guaranty sr. unsec. notes
9.75%, 6/15/25 R	210,000	235,676
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,170,000	1,206,450

Dynamic Asset Allocation Conservative Fund 49

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Financials cont.
Empire Communities Corp. 144A sr. unsec. notes 7.00%,
12/15/25 (Canada)	$40,000	$42,250
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	85,000	86,700
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	958,000	1,064,611
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	190,000	209,313
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	93,000	94,188
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	378,158
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	85,000	88,506
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	80,000	82,900
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	85,000	95,292
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	100,000	103,625
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	916,000	1,023,926
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
5.75%, 1/24/22	115,000	120,004
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,035,000	2,233,876
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	289,000	292,265
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes
5.00%, 2/1/26	50,000	49,500
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	130,000	134,993
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	565,000	600,842
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	65,000	66,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	95,000	99,513
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27	60,000	61,950
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.375%, 2/1/29	50,000	48,861
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	693,000	637,947
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	346,000	316,355
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	44,000	46,944
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	85,000	86,488
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	135,000	140,455
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	110,000	110,759
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	64,000	68,896
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	456,000	461,290
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 1.194%, 5/15/47	293,000	250,515
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	2,743,411
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,881,372
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	144,000	146,456
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,280,000	1,354,613

50 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Financials cont.
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	$250,000	$303,945
Ladder Capital Finance Holdings, LLLP/Ladder Capital
Finance Corp. 144A company guaranty sr. unsec. unsub. notes
5.25%, 10/1/25 R	70,000	70,000
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	100,000	98,500
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	295,000	330,059
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	305,000	388,249
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	344,000	394,172
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	535,054
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	450,000	461,356
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	570,000	585,398
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	936,000	945,533
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	425,000	468,929
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	845,708
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	2,470,000	2,708,833
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 5.50%, 7/28/21	337,000	342,538
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN,
3.125%, 1/23/23	1,610,000	1,685,691
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	430,000	438,565
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27	50,000	51,875
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.50%, 8/15/28	85,000	85,344
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.125%, 12/15/30	30,000	29,481
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29
(United Kingdom)	200,000	227,213
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	290,000	297,855
New York Life Global Funding 144A notes 1.10%, 5/5/23	1,430,000	1,450,339
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	650,000	651,908
OneMain Finance Corp. company guaranty sr. unsec. notes
4.00%, 9/15/30	55,000	53,488
PennyMac Financial Services, Inc. 144A company guaranty sr.
unsec. notes 5.375%, 10/15/25	100,000	103,655
PennyMac Financial Services, Inc. 144A company guaranty sr.
unsec. notes 4.25%, 2/15/29	25,000	23,906
PHH Mortgage Corp. 144A company guaranty sr. notes
7.875%, 3/15/26	165,000	169,125
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	830,000	839,152
PNC Financial Services Group, Inc. (The) sr. unsec. notes
3.30%, 3/8/22	148,000	151,784
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	192,000	189,708
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	80,000	81,630

Dynamic Asset Allocation Conservative Fund 51

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Financials cont.
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	$125,000	$124,695
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	38,000	40,423
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	182,000	193,830
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	20,000	20,544
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	440,000	501,860
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	430,000	474,338
Service Properties Trust company guaranty sr. unsec. unsub.
notes 7.50%, 9/15/25 R	35,000	39,761
Societe Generale SA 144A jr. unsec. sub. notes 5.375%,
11/18/50 (France)	390,000	401,768
Springleaf Finance Corp. company guaranty sr. unsec. notes
8.875%, 6/1/25	25,000	27,695
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	45,000	51,901
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	50,000	56,666
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	75,000	85,307
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	105,000	111,694
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	110,000	114,211
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%,
9/12/23 (Japan)	955,000	957,412
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	435,000	497,452
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)	1,125,000	1,154,016
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	795,000	870,885
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	390,000	408,537
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99	255,000	267,385
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	524,000	533,059
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN,
2.95%, 7/15/22	248,000	256,011
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22
(United Kingdom)	380,000	385,248
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	1,960,000	2,021,895
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	233,000	260,982
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	640,000	640,496
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	589,000	666,321
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	105,000	106,838
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	228,000	249,090
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, 1/26/51	175,000	176,733

52 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Financials cont.
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	$790,000	$795,464
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	74,000	82,966
Westpac Banking Corp. unsec. sub. bonds 2.963%,
11/16/40 (Australia)	384,000	356,325
		75,874,685
Health care (2.4%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	2,700,000	2,870,299
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25 (acquired 5/12/20,
cost $560,479) ∆∆	525,000	574,147
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	110,000	103,400
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	495,000	598,490
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	710,000	745,828
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	110,000	122,100
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29	90,000	100,463
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	45,000	48,850
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.25%, 2/15/29	75,000	79,594
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	130,000	133,276
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 2/15/29	40,000	39,500
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	103,000	105,369
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	169,000	173,131
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	795,000	753,597
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	705,000	736,825
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	866,000	909,213
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	575,000	598,211
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	808,000	863,852
Bristol-Myers Squibb Co. sr. unsec. notes 2.25%, 8/15/21	450,000	453,335
Bristol-Myers Squibb Co. sr. unsec. notes 1.45%, 11/13/30	540,000	503,914
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	299,000	326,468
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	50,000	49,917
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	225,000	242,438
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	75,000	79,118
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	65,000	67,971
Charles River Laboratories International, Inc. 144A company
guaranty sr. unsec. notes 4.00%, 3/15/31	50,000	50,688
Charles River Laboratories International, Inc. 144A company
guaranty sr. unsec. notes 3.75%, 3/15/29	45,000	45,000
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	45,000	48,659
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 6.00%, 1/15/29	10,000	10,575
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 5.625%, 3/15/27	40,000	41,800

Dynamic Asset Allocation Conservative Fund 53

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr.
unsec. sub. notes 6.875%, 4/1/28	$75,000	$68,267
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	84,000	87,780
CHS/Community Health Systems, Inc. 144A jr. notes
6.875%, 4/15/29	105,000	109,751
CHS/Community Health Systems, Inc. 144A sr. notes
6.625%, 2/15/25	100,000	105,563
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	391,000	417,915
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,768,000	2,087,024
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	56,000	59,429
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	210,303	230,080
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	265,000	266,880
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	115,000	130,381
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company
guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	40,000	40,400
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	55,000	56,925
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	156,000	172,772
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	158,000	195,423
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	105,000	118,388
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	50,000	50,577
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	62,000	61,690
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	28,000	30,005
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	750,796
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	172,000	183,061
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,130,000	1,297,314
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 7.375%, 6/1/25	24,000	25,802
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	50,000	50,250
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	576,894
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	955,000	1,117,898
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	135,000	144,882
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	158,000	166,492
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	95,000	92,725
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	60,000	61,005
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	25,000	26,397
Tenet Healthcare Corp. 144A company guaranty sr. notes
7.50%, 4/1/25	25,000	26,992
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	200,000	209,140
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	270,000	280,627
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	200,000	224,700

54 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Health care cont.
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	$540,000	$615,272
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,455,000	1,632,479
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	242,000	246,481
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	554,801
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	135,000	132,369
Viatris, Inc. 144A company guaranty sr. unsec. notes
2.30%, 6/22/27	503,000	505,785
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	540,000	600,131
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	265,000	255,120
		25,542,691
Technology (2.4%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	520,000	422,544
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	362,000	363,527
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	505,000	525,073
Analog Devices, Inc. sr. unsec. unsub. notes 3.90%, 12/15/25	450,000	498,316
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,685,877
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	310,000	277,528
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	175,000	186,648
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	296,000	296,678
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	1,095,000	1,106,000
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	419,208
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	512,321
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	40,000	39,928
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	15,000	15,450
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	115,000	122,541
Black Knight InfoServ, LLC 144A company guaranty sr. unsec.
notes 3.625%, 9/1/28	85,000	83,522
Boxer Parent Co., Inc. 144A company guaranty sr. notes
7.125%, 10/2/25	30,000	32,175
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	85,000	90,481
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,225,000	1,299,926
Broadcom, Inc. company guaranty sr. unsec. bonds
4.15%, 11/15/30	780,000	842,793
Broadcom, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 2/15/51	209,000	200,722
BY Crown Parent LLC/BY Bond Finance, Inc. 144A company
guaranty sr. notes 4.25%, 1/31/26	35,000	36,181
Cisco Systems, Inc./California sr. unsec. unsub. bonds
5.90%, 2/15/39	315,000	443,219
Cisco Systems, Inc./California sr. unsec. unsub. notes
2.50%, 9/20/26	520,000	555,890
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	45,000	47,519
CommScope, Inc. 144A company guaranty sr. unsec. notes
8.25%, 3/1/27	115,000	123,050
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes
3.00%, 2/15/29	50,000	48,885
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	137,000	162,119
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	35,000	36,028

Dynamic Asset Allocation Conservative Fund 55

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	$144,000	$218,587
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes
8.50%, 4/15/24	110,000	112,365
Diebold Nixdorf, Inc. 144A company guaranty sr. notes
9.375%, 7/15/25	50,000	55,688
Fidelity National Information Services, Inc. sr. unsec. bonds
2.25%, 3/1/31	180,000	176,303
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	330,000	355,716
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	820,000	923,482
Google, LLC sr. unsec. notes 3.375%, 2/25/24	540,000	585,472
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	689,008
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	270,000	289,575
Microchip Technology, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 9/1/25	105,000	109,684
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,170,000	1,140,863
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	1,800,000	1,902,174
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	150,000	152,471
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,385,000	1,390,041
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	510,000	514,790
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	668,000	681,028
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,105,000	1,140,236
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	377,425
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	968,000	997,835
Oracle Corp. sr. unsec. unsub. notes 1.90%, 9/15/21	485,000	487,842
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	250,000	251,059
Plantronics, Inc. 144A company guaranty sr. unsec. notes
4.75%, 3/1/29	140,000	137,550
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	85,000	83,291
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	140,000	140,000
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,400,000	1,562,831
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	545,000	492,232
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	55,000	56,821
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	65,000	68,900
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A
company guaranty sr. notes 5.75%, 6/1/25	40,000	42,250
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	300,000	306,563
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
4.00%, 3/1/29	80,000	78,800
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	55,000	56,175
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	105,000	106,295
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	55,000	60,635
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A
company guaranty sr. unsec. notes 3.875%, 2/1/29	150,000	146,625
		26,364,761

56 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Transportation (0.2%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.75%, 4/20/29	$105,000	$111,909
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.50%, 4/20/26	105,000	109,463
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	407,060
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr.
notes 4.75%, 10/20/28	155,000	168,466
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	61,000	62,767
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	210,000	226,902
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	315,000	339,872
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes
6.50%, 6/15/27	270,000	284,580
		1,711,019
Utilities and power (1.3%)
AES Corp. (The) 144A sr. unsec. bonds 2.45%, 1/15/31	740,000	706,958
AES Corp. (The) 144A sr. unsec. notes 3.30%, 7/15/25	35,000	37,130
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	575,000	646,219
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	45,000	43,711
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	25,000	24,712
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	40,000	40,100
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	41,000	42,224
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	150,000	151,260
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	20,000	19,496
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	10,000	9,743
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	25,000	30,904
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	276,603
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	205,000	226,590
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	570,000	602,472
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	825,130
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	255,000	360,598
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	585,000	635,768
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	200,000	212,800
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	495,000	534,236
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	395,000	439,709
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	286,000	295,181
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,310,000	1,385,122
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	122,000	131,769
IPALCO Enterprises, Inc. 144A sr. bonds 4.25%, 5/1/30	225,000	244,944
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	69,000	80,315
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	210,000	219,761

Dynamic Asset Allocation Conservative Fund 57

	Principal
CORPORATE BONDS AND NOTES (23.8%)* cont.	amount	Value
Utilities and power cont.
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	$17,000	$23,856
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	75,000	78,000
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	20,000	20,800
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	358,000	388,720
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	325,000	347,538
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	40,000	42,800
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	350,000	358,338
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	141,540
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	599,861
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub.
notes 2.95%, 3/1/26	95,000	97,820
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	85,000	83,199
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	180,000	187,601
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	1,645,000	1,645,329
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	295,000	304,975
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,784
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	284,237
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/21 F	54,000	43
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	331,000	349,599
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	362,000	378,779
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.625%, 2/15/27	55,000	57,166
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.50%, 9/1/26	125,000	129,531
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub.
notes 5.00%, 7/31/27	65,000	67,035
		13,826,006
Total corporate bonds and notes (cost $245,093,268)		$258,126,719

	Principal
MORTGAGE-BACKED SECURITIES (4.8%)*	amount	Value
Agency collateralized mortgage obligations (0.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 25.367%, 4/15/37	$48,168	$89,111
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 21.925%, 12/15/36	63,289	103,161
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 19.542%, 3/15/35	84,304	118,026
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 16.675%, 6/15/34	37,493	45,741

58 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 6.844%, 3/15/41	$484,990	$99,515
REMICs Ser. 3391, PO, zero %, 4/15/37	4,081	3,816
REMICs Ser. 3300, PO, zero %, 2/15/37	17,700	16,550
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	1,843	1,751
REMICs Ser. 3326, Class WF, zero %, 10/15/35	3,152	2,778
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 39.248%, 7/25/36	14,599	28,029
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 24.168%, 3/25/36	55,997	94,188
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 19.924%, 8/25/35	20,774	28,203
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 19.787%, 12/25/35	24,326	35,273
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 17.112%, 11/25/34	7,154	8,585
REMICs Ser. 07-64, Class LO, PO, zero %, 7/25/37	5,985	5,678
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	11,433	10,632
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,068	962
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,709	1,572
Government National Mortgage Association
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 6/20/43	682,685	141,530
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	807,421	157,200
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	153,290	31,185
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	31,319	4,817
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	1,483,914	186,708
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	1,578,766	136,800
Ser. 13-14, IO, 3.50%, 12/20/42	320,994	31,223
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	284,365	11,891
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	340,824	9,816
Ser. 16-H16, Class EI, IO, 2.488%, 6/20/66 W	2,735,876	229,266
Ser. 15-H25, Class BI, IO, 1.933%, 10/20/65 W	2,384,104	192,636
Ser. 15-H26, Class EI, IO, 1.712%, 10/20/65 W	1,377,375	101,513
Ser. 06-36, Class OD, PO, zero %, 7/16/36	1,076	969
		1,929,125
Commercial mortgage-backed securities (2.7%)
BANK
FRB Ser. 17-BNK8, Class B, 3.927%, 11/15/50 W	275,000	304,673
FRB Ser. 19-BN20, Class XA, IO, 0.837%, 9/15/62 W	4,169,348	250,161
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class B, 4.096%, 5/15/52	255,000	268,871
Ser. 19-C5, Class AS, 3.366%, 11/15/52 W	420,000	444,493
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW14, Class X1, IO, 0.467%, 12/11/38 W	105,441	1,086
Benchmark Mortgage Trust Ser. 18-B8, Class AS, 4.532%, 1/15/52 W	173,000	197,209

Dynamic Asset Allocation Conservative Fund 59

	Principal
MORTGAGE-BACKED SECURITIES (4.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CD Commercial Mortgage Trust
FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	$207,000	$224,775
Ser. 17-CD3, Class A4, 3.631%, 2/10/50	220,000	241,519
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B,
4.199%, 6/15/50 W	363,000	391,625
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.758%, 12/15/47 W	129,000	131,903
FRB Ser. 11-C2, Class E, 5.758%, 12/15/47 W	411,000	400,473
Citigroup Commercial Mortgage Trust
FRB Ser. 18-C6, Class B, 4.738%, 11/10/51 W	239,000	275,055
Ser. 14-GC19, Class AS, 4.345%, 3/10/47	221,000	238,583
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	291,000	314,256
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.093%, 3/10/47 W	178,000	187,774
FRB Ser. 06-C5, Class XC, IO, 0.483%, 10/15/49 W	4,002,273	40
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.885%, 11/10/46 W	452,000	492,680
FRB Ser. 14-CR18, Class C, 4.737%, 7/15/47 W	246,000	252,103
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	252,003
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	190,000	205,181
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	317,000	343,213
FRB Ser. 15-CR24, Class B, 4.38%, 8/10/48 W	374,000	409,483
Ser. 14-LC15, Class AM, 4.198%, 4/10/47	226,000	244,672
Ser. 14-CR19, Class AM, 4.08%, 8/10/47	453,000	491,285
FRB Ser. 13-LC13, Class XA, IO, 1.121%, 8/10/46 W	4,885,042	106,725
FRB Ser. 14-UBS4, Class XA, IO, 1.105%, 8/10/47 W	3,558,084	107,474
FRB Ser. 14-CR18, Class XA, IO, 0.999%, 7/15/47 W	1,198,523	33,810
FRB Ser. 14-CR17, Class XA, IO, 0.967%, 5/10/47 W	3,697,353	94,168
FRB Ser. 14-UBS6, Class XA, IO, 0.887%, 12/10/47 W	4,183,590	103,481
FRB Ser. 14-CR14, Class XA, IO, 0.578%, 2/10/47 W	11,882,509	169,170
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.759%, 7/10/46 W	606,000	612,165
FRB Ser. 13-CR11, Class C, 5.12%, 8/10/50 W	344,000	351,699
FRB Ser. 13-CR9, Class D, 4.243%, 7/10/45 W	337,000	184,073
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.276%, 5/15/38 W	16,782	128
CSAIL Commercial Mortgage Trust
Ser. 19-C15, Class B, 4.476%, 3/15/52	201,000	221,051
FRB Ser. 15-C1, Class C, 4.264%, 4/15/50 W	708,000	714,259
FRB Ser. 20-C19, Class XA, IO, 1.12%, 3/15/53 W	5,787,242	468,634
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC3A, Class D, 5.351%, 8/10/44 W	930,000	903,321
Ser. 11-LC2A, Class B, 4.998%, 7/10/44 W	250,000	250,363
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K105,
Class X1, IO, 1.523%, 1/25/30 W	2,563,291	296,762
Multifamily Structured Pass-Through Certificates FRB Ser. K104,
Class XAM, IO, 1.384%, 1/25/30 W	2,107,000	231,176
Multifamily Structured Pass-Through Certificates FRB Ser. K121,
Class X1, IO, 1.029%, 10/25/30 W	2,858,646	234,123

60 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K099,
Class X1, IO, 0.886%, 9/25/29 W	$5,577,965	$365,447
Multifamily Structured Pass-Through Certificates FRB Ser. K740,
Class X1, IO, 0.76%, 9/25/27 W	4,676,292	204,184
Multifamily Structured Pass-Through Certificates Ser. KW10,
Class X1, IO, 0.649%, 9/25/29 W	4,090,036	187,982
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.486%, 2/10/46 W	5,642,871	126,704
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.692%, 6/10/47 W	895,000	938,467
Ser. 15-GC32, Class AS, 4.018%, 7/10/48 W	292,000	318,864
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	311,000	334,449
Ser. 19-GC42, Class AS, 3.212%, 9/1/52	273,000	286,814
Ser. 16-GS3, Class A4, 2.85%, 10/10/49	317,000	339,729
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 8/10/43 W	535,000	267,812
FRB Ser. 11-GC3, Class C, 5.397%, 3/10/44 W	297,012	296,656
FRB Ser. 11-GC3, Class D, 5.397%, 3/10/44 W	463,000	462,560
Ser. 12-GC6, Class AS, 4.948%, 1/12/45	211,000	215,367
FRB Ser. 13-GC14, Class B, 4.743%, 8/10/46 W	219,000	234,458
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.674%, 4/15/47 W	268,000	281,704
FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	204,000	190,750
FRB Ser. 13-C12, Class B, 4.105%, 7/15/45 W	235,000	243,547
FRB Ser. 13-C12, Class C, 4.105%, 7/15/45 W	410,000	423,390
FRB Ser. 14-C25, Class XA, IO, 0.844%, 11/15/47 W	3,291,625	84,796
FRB Ser. 14-C19, Class XA, IO, 0.737%, 4/15/47 W	4,387,215	74,350
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 13-C16, Class AS, 4.517%, 12/15/46	244,000	263,240
Ser. 14-C20, Class AS, 4.043%, 7/15/47	320,000	344,977
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	296,000	278,699
FRB Ser. 13-LC11, Class XA, IO, 1.245%, 4/15/46 W	2,780,410	56,045
FRB Ser. 06-LDP8, Class X, IO, 0.285%, 5/15/45 W	941,693	9
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.722%, 11/15/43 W	278,000	268,270
FRB Ser. 12-C6, Class E, 5.142%, 5/15/45 W	553,000	270,970
LSTAR Commercial Mortgage Trust 144A
Ser. 17-5, Class AS, 4.021%, 3/10/50	198,000	214,509
FRB Ser. 15-3, Class B, 3.173%, 4/20/48 W	713,000	732,821
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 07-C5, Class X, IO, 5.704%, 12/15/49 W	10,238	—
FRB Ser. 06-C4, Class X, IO, 4.863%, 7/15/45 W	15,713	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.051%, 2/15/47 W	314,000	337,345
FRB Ser. 14-C17, Class C, 4.474%, 8/15/47 W	322,000	321,741
FRB Ser. 15-C24, Class B, 4.344%, 5/15/48 W	193,000	205,242
Ser. 13-C8, Class B, 3.559%, 12/15/48 W	294,000	303,779
FRB Ser. 14-C17, Class XA, IO, 1.067%, 8/15/47 W	2,944,695	77,790

Dynamic Asset Allocation Conservative Fund 61

	Principal
MORTGAGE-BACKED SECURITIES (4.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.675%, 8/15/45 W	$414,000	$418,912
FRB Ser. 12-C6, Class D, 4.606%, 11/15/45 W	265,000	261,919
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	34,922	9,534
Ser. 11-C3, Class A4, 4.118%, 7/15/49	211,480	212,749
Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class B, 5.261%, 7/15/49 W	374,000	376,408
FRB Ser. 11-C3, Class D, 5.261%, 7/15/49 W	206,000	197,009
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	357,873	4
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.03%, 12/15/50 W	3,248,272	163,830
FRB Ser. 18-C8, Class XA, IO, 0.872%, 2/15/51 W	4,021,085	191,934
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.57%, 5/10/45 W	266,000	270,096
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 4.885%, 5/10/63 W	319,000	207,991
FRB Ser. 12-C4, Class XA, IO, 1.60%, 12/10/45 W	876,078	16,300
FRB Ser. 12-C2, Class XA, IO, 1.282%, 5/10/63 W	12,010,842	147,267
Wells Fargo Commercial Mortgage Trust
Ser. 18-C46, Class B, 4.633%, 8/15/51	172,000	195,530
FRB Ser. 13-LC12, Class AS, 4.274%, 7/15/46 W	251,000	254,970
FRB Ser. 13-LC12, Class C, 4.274%, 7/15/46 W	409,000	361,666
Ser. 19-C49, Class AS, 4.244%, 3/15/52	244,000	273,238
Ser. 15-NXS3, Class AS, 3.972%, 9/15/57 W	193,000	210,461
FRB Ser. 19-C52, Class XA, IO, 1.616%, 8/15/52 W	2,513,543	259,239
FRB Ser. 14-LC16, Class XA, IO, 1.088%, 8/15/50 W	4,749,844	132,473
FRB Ser. 16-LC25, Class XA, IO, 0.965%, 12/15/59 W	4,726,928	168,866
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.274%, 7/15/46 W	507,000	253,433
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	675,219
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	218,000	230,898
FRB Ser. 13-C11, Class C, 4.20%, 3/15/45 W	303,000	313,858
Ser. 12-C8, Class AS, 3.66%, 8/15/45	509,000	522,267
Ser. 13-C12, Class AS, 3.56%, 3/15/48	578,000	603,455
Ser. 13-C11, Class AS, 3.311%, 3/15/45	290,000	300,368
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.849%, 3/15/44 W	682,000	349,525
FRB Ser. 11-C5, Class D, 5.673%, 11/15/44 W	357,000	352,966
Ser. 11-C4, Class E, 5.226%, 6/15/44 W	123,000	85,428
FRB Ser. 12-C9, Class D, 4.811%, 11/15/45 W	291,000	247,619
FRB Ser. 13-C15, Class D, 4.465%, 8/15/46 W	153,000	69,668
FRB Ser. 12-C10, Class XA, IO, 1.52%, 12/15/45 W	2,121,261	39,362
FRB Ser. 12-C9, Class XB, IO, 0.716%, 11/15/45 W	6,676,000	64,757
		29,638,384

62 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) (1.9%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.299%, 5/25/47	$549,155	$315,752
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	115,098	117,926
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	193,769	197,319
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 0.786%, 4/20/35	134,244	132,545
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 0.709%, 9/25/45	96,418	92,033
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month
US LIBOR + 2.50%), 2.609%, 10/25/29 (Bermuda)	471,000	469,848
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
2.804%, 5/25/35 W	216,313	224,772
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1,
1.853%, 3/25/65 W	112,875	113,666
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A1, 1.52%, 8/25/35 W	70,612	60,049
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
1.199%, 6/25/46	359,736	325,098
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%),
0.771%, 11/20/35	346,628	318,359
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%),
0.489%, 8/25/46	499,519	442,524
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
0.291%, 2/20/47	308,057	240,877
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1,
1.692%, 5/25/65	155,065	155,841
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 1.809%, 11/25/28 (Bermuda)	189,271	189,272
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 6.459%, 9/25/28	230,250	245,328
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 5.659%, 7/25/28	314,789	330,419
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.259%, 11/25/28	238,422	248,533
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 4.909%, 5/25/28	209,930	217,628
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 4.859%, 10/25/24	60,590	61,307
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 4.759%, 10/25/28	1,552,867	1,621,513
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.959%, 3/25/29	250,000	258,789
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 3.859%, 9/25/24	210,432	216,266
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2,
(1 Month US LIBOR + 3.45%), 3.559%, 10/25/29	282,000	291,972
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 3.359%, 7/25/29	237,953	244,221

Dynamic Asset Allocation Conservative Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (4.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1,
(1 Month US LIBOR + 1.20%), 1.309%, 10/25/29	$114,566	$114,711
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.759%, 1/25/49	117,930	118,597
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.568%, 3/25/49	11,147	11,161
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.459%, 2/25/49	95,557	95,672
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.409%, 10/25/48	66,200	66,137
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 2.009%, 1/25/50	190,291	189,930
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4,
Class M1, (1 Month US LIBOR + 1.30%), 1.409%, 9/25/50	63,469	63,469
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5,
Class M1, (US 30 Day Average SOFR + 1.30%), 1.317%, 10/25/50	28,306	28,306
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.059%, 8/25/28	258,359	275,317
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.859%, 8/25/28	741,951	786,936
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.109%, 9/25/28	745,002	783,961
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.009%, 10/25/28	340,661	360,261
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.809%, 4/25/28	690,933	732,894
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 5.659%, 4/25/28	723,584	762,352
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.109%, 7/25/25	127,022	128,542
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.109%, 11/25/24	47,953	48,955
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.009%, 11/25/24	125,795	129,329
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.559%, 1/25/29	512,568	534,316
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 4.459%, 5/25/29	132,358	137,638
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 4.409%, 2/25/25	54,762	55,570
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.359%, 4/25/29	250,484	260,260
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.359%, 1/25/29	955,363	993,677
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.109%, 5/25/25	61,705	62,381
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.109%, 5/25/25	104,314	105,349

64 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 3.659%, 7/25/29	$695,315	$715,575
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.009%, 7/25/24	124,448	125,770
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2A,
(1 Month US LIBOR + 2.20%), 2.309%, 1/25/30	28,802	28,820
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.359%, 7/25/29	160,000	160,025
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.559%, 7/25/31	65,788	65,912
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.259%, 11/25/39	178,417	175,611
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.159%, 1/25/40	713,000	711,469
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 1.709%, 10/25/28 (Bermuda)	84,046	84,007
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	434,382	442,201
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	292,405	295,622
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	279,539	282,334
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 0.909%, 2/25/34	400,263	400,266
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.787%, 2/25/35 W	96,097	98,929
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 0.934%, 8/25/34	123,849	122,693
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.943%, 8/26/47 W	100,000	96,148
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	268,310	270,303
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
1.159%, 10/25/34	290,000	287,627
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2,
2.508%, 5/25/60 W	209,000	209,147
Starwood Mortgage Residential Trust 144A Ser. 20-2, Class M1E,
3.00%, 4/25/60	493,000	513,172
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
0.959%, 5/25/47	450,979	376,393
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
0.289%, 1/25/37	113,253	107,921
Towd Point Mortgage Trust 144A
Ser. 16-5, Class M2, 3.375%, 10/25/56 W	174,000	185,174
Ser. 14-1, Class A2, 3.25%, 10/25/53 W	178,078	179,155
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR3, Class A2, 3.544%, 6/25/34 W	159,150	163,568
FRB Ser. 05-AR12, Class 1A8, 2.906%, 10/25/35 W	345,012	340,060

Dynamic Asset Allocation Conservative Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (4.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
1.078%, 7/25/45	$150,546	$142,055
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.80%),
0.909%, 8/25/45	193,255	192,058
		20,749,593
Total mortgage-backed securities (cost $54,261,931)		$52,317,102

	Principal
COMMODITY LINKED NOTES (1.2%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2022 (Indexed to the
S&P GSCI Light Energy Excess Return Index multiplied by 3)	$10,900,000	$12,801,283
Total commodity Linked Notes (cost $10,900,000)		$12,801,283

	Principal
ASSET-BACKED SECURITIES (0.9%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE,
(BBA LIBOR USD 3 Month + 2.90%), 3.088%, 7/25/24	$443,000	$443,000
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%),
1.009%, 10/25/53	217,000	217,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%),
0.909%, 11/25/53	131,000	131,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.909%, 6/25/52	1,080,000	1,079,325
MRA Issuance Trust 144A
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%),
1.95%, 7/21/21	783,000	783,122
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.75%),
1.90%, 4/23/21	498,000	498,078
FRB Ser. 21-5, Class A1X, (1 Month US LIBOR + 1.75%),
1.856%, 7/26/21	498,000	498,078
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%),
1.459%, 10/8/21	437,000	437,000
FRB Ser. 20-12, Class A1X, (1 Month US LIBOR + 1.35%),
1.456%, 7/15/21	769,000	769,120
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%),
1.254%, 10/15/21	777,000	777,000
Provident Funding Mortgage Warehouse Securitization Trust 144A
FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.808%, 2/25/55	241,000	241,000
RMF Buyout Issuance Trust 144A Ser. 20-HB1, Class A1,
1.719%, 10/25/50 W	167,983	167,983
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.857%, 9/7/21	529,000	529,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%),
1.607%, 10/10/21	492,000	492,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR + 1.37%),
1.477%, 12/10/21	488,000	488,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 1.15%),
1.259%, 6/25/51	496,000	496,000

66 Dynamic Asset Allocation Conservative Fund

	Principal
ASSET-BACKED SECURITIES (0.9%)* cont.	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%),
0.91%, 4/25/22	$574,000	$574,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%),
0.759%, 1/26/54	353,000	353,000
Toorak Mortgage Corp., Ltd. 144A Ser. 19-1, Class A1,
4.535%, 3/25/22 W	470,000	484,100
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 0.709%, 1/25/46	464,051	461,689
Total asset-backed securities (cost $9,906,167)		$9,919,495

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)*	amount	Value
Chile (Republic of) sr. unsec. bonds 2.45%, 1/31/31 (Chile)	$450,000	$451,134
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	390,000	415,600
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)	250,000	264,125
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)	491,000	547,465
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	800,000	905,008
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	825,000	924,021
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	1,005,000	1,027,613
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS,
4.875%, 10/14/44 (Kazakhstan)	470,000	561,612
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS,
5.125%, 7/21/25 (Kazakhstan)	290,000	337,114
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	862,000	991,309
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%,
3/27/27 (Paraguay)	400,000	446,004
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	785,000	781,075
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	300,000	309,754
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	243,000	228,989
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%,
3/21/36 (Uruguay)	210,000	320,521
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	340,000	34,000
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	550,000	55,000
Total foreign government and agency bonds and notes (cost $8,351,957)		$8,600,344

	Principal
SENIOR LOANS (0.3%)*c	amount	Value
Aadvantage Loyalty LP, Ltd. bank term loan FRN (1 Month US LIBOR
+ 4.75%), 5.50%, 3/10/28 (Cayman Islands)	$50,000	$51,098
Alpha 3 BV bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 3.00%, 3/5/28	60,000	59,775

Dynamic Asset Allocation Conservative Fund 67

	Principal
SENIOR LOANS (0.3%)*c cont.	amount	Value
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 5.56%, 4/22/26	$55,000	$47,457
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.50%, 10/19/27	84,788	84,564
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.25%), 3.75%, 12/6/27	149,625	148,503
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.25%, 6/21/24	178,063	175,030
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 3.443%, 4/3/24	68,750	67,142
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD
3 Month + 3.75%), 4.25%, 12/27/27	179,000	177,685
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 3.25%, 5/5/24	41,744	41,681
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 3.109%, 9/6/24	64,832	64,447
Epicor Software Corp. bank term loan FRN (1 Month US LIBOR
+ 7.75%), 8.75%, 7/30/28	50,000	51,583
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.00%, 7/30/27	482,575	480,916
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.75%), 5.75%, 10/2/25	219,450	218,627
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 4.00%), 4.75%, 10/8/27	85,000	84,936
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.75%, 5/1/26	74,438	73,367
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 12/15/27	39,900	39,772
Klockner-Pentaplast of America, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/9/26	40,000	39,825
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.62%, 11/6/24	212,209	212,050
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 3.359%, 6/30/25	86,996	86,806
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.25%), 9.25%, 4/29/25	144,512	146,680
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	75,000	64,313
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 4.50%, 2/28/25	52,917	49,544
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 8.69%, 6/26/26	65,000	65,027
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.19%, 6/26/25	181,859	181,177
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 3.609%, 12/17/26	407,945	403,929
Titan Acquisition, Ltd./United Kingdom bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 3.267%, 3/28/25	140,356	137,403
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 2.869%, 3/2/27	297,006	294,685
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 3.109%, 3/9/27	48,993	48,556
Total senior loans (cost $3,588,371)		$3,596,578

68 Dynamic Asset Allocation Conservative Fund

	Principal
COLLATERALIZED LOAN OBLIGATIONS (0.3%)*	amount	Value
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 19-3A, Class A,
(BBA LIBOR USD 3 Month + 1.34%), 1.564%, 10/21/32
(Cayman Islands)	$250,000	$250,634
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA,
Class A1A, (BBA LIBOR USD 3 Month + 1.09%), 1.314%, 4/20/31
(Cayman Islands)	250,000	249,573
CBAM, Ltd. 144A FRB Ser. 19-9A, Class A, (BBA LIBOR USD 3 Month
+ 1.28%), 1.521%, 2/12/30 (Cayman Islands)	250,000	250,010
Madison Park Funding, Ltd. 144A FRB Ser. 18-30A, Class A,
(BBA LIBOR USD 3 Month + 0.75%), 0.991%, 4/15/29
(Cayman Islands)	302,000	301,146
Magnetite VII, Ltd. 144A FRB Ser. 18-7A, Class A1R2, (BBA LIBOR
USD 3 Month + 0.80%), 1.041%, 1/15/28 (Cayman Islands)	250,000	250,034
Mountain View CLO, LLC 144A FRB Ser. 17-2A, Class A, (BBA LIBOR
USD 3 Month + 1.21%), 1.433%, 1/16/31 (Cayman Islands)	250,000	250,022
MP CLO III, Ltd. 144A FRB Ser. 13-1A, Class AR, (BBA LIBOR USD
3 Month + 1.25%), 1.474%, 10/20/30 (Cayman Islands)	250,000	250,019
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD
3 Month + 1.25%), 1.455%, 10/30/30 (Cayman Islands)	247,297	246,609
Palmer Square CLO, Ltd. 144A FRB Ser. 18-2A, Class A1A,
(BBA LIBOR USD 3 Month + 1.10%), 1.323%, 7/16/31
(Cayman Islands)	250,000	250,084
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD
3 Month + 1.36%), 1.611%, 1/15/36 (Cayman Islands)	319,000	320,843
Signal Peak CLO 4, Ltd. 144A FRB Ser. 17-4A, Class A, (BBA LIBOR
USD 3 Month + 1.21%), 1.425%, 10/26/29 (Cayman Islands)	250,000	250,074
THL Credit Wind River CLO, Ltd. 144A FRB Ser. 18-2A, Class AR,
(BBA LIBOR USD 3 Month + 1.14%), 1.381%, 1/15/31
(Cayman Islands)	250,000	250,000
Voya CLO, Ltd. 144A FRB Ser. 13-2A, Class A1R, (BBA LIBOR USD
3 Month + 0.97%), 1.188%, 4/25/31 (Cayman Islands)	333,000	332,422
Total collateralized loan obligations (cost $3,455,372)		$3,451,470

PREFERRED STOCKS (0.1%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	2,035	$51,852
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	787	885,100
Total preferred stocks (cost $867,150)		$936,952

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	489	$639,573
Total convertible preferred stocks (cost $497,932)		$639,573

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$55,000	$52,872
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes
0.75%, 1/15/24	95,000	70,300
Total convertible bonds and notes (cost $111,660)		$123,172

Dynamic Asset Allocation Conservative Fund 69

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Citibank, N.A.
S&P 500 Index (Call)	Jan-22/4,350.00	$6,519,512	$1,641	$119,764
Total purchased options outstanding (cost $139,157)				$119,764

	Expiration	Strike
WARRANTS (—%)*†	date	price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	401	$4,776
Total warrants (cost $1,987)				$4,776

	Principal amount/
SHORT-TERM INVESTMENTS (5.1%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.10% [d]	Shares	5,619,175	$5,619,175
Putnam Short Term Investment Fund 0.09% L	Shares	19,445,467	19,445,467
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.04% P	Shares	2,460,000	2,460,000
U.S. Treasury Bills 0.057%, 5/25/21 # §		$3,400,000	3,399,911
U.S. Treasury Bills 0.077%, 4/15/21 # §		1,700,000	1,699,991
U.S. Treasury Bills 0.043%, 6/3/21 # §		2,800,000	2,799,915
U.S. Treasury Bills 0.039%, 6/10/21 # §		2,200,000	2,199,929
U.S. Treasury Cash Management Bills 0.041%, 6/1/21 # ∆ §		2,100,000	2,099,948
U.S. Treasury Cash Management Bills 0.012%, 6/29/21 # ∆ § Φ		8,300,000	8,299,794
U.S. Treasury Cash Management Bills 0.023%, 7/20/21 # ∆ §		5,300,000	5,299,708
U.S. Treasury Cash Management Bills 0.025%, 7/13/21 # §		1,500,000	1,499,923
U.S. Treasury Cash Management Bills 0.011%, 7/6/21 ∆		100,000	99,997
U.S. Treasury Cash Management Bills 0.019%, 7/27/21		100,000	99,994
Total short-term investments (cost $55,023,065)			$55,023,752

TOTAL INVESTMENTS
Total investments (cost $1,051,818,924)	$1,237,360,242

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PJSC	Public Joint Stock Company

70 Dynamic Asset Allocation Conservative Fund

PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through March 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,085,039,697.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,645,720, or 0.2% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $19,019,891 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $261,977 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $132,987 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $7,883,625 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Dynamic Asset Allocation Conservative Fund 71

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $235,812,924 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $186,830,244) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	4/21/21	$974,214	$980,623	$6,409
	Canadian Dollar	Sell	4/21/21	782,086	775,366	(6,720)
	Euro	Buy	6/16/21	3,838,122	3,889,247	(51,125)
	Hong Kong Dollar	Sell	5/20/21	844,608	847,101	2,493
	Japanese Yen	Buy	5/19/21	310,538	327,680	(17,142)
	New Zealand Dollar	Buy	4/21/21	110,066	124,984	(14,918)
	Swedish Krona	Buy	6/16/21	16,843	17,275	(432)
	Swiss Franc	Buy	6/16/21	541,807	545,560	(3,753)
Barclays Bank PLC
	British Pound	Buy	6/16/21	827,889	839,921	(12,032)
	Canadian Dollar	Sell	4/21/21	718,583	712,566	(6,017)
	Euro	Sell	6/16/21	2,212,322	2,242,232	29,910
	Hong Kong Dollar	Buy	5/20/21	266,969	267,761	(792)
	Japanese Yen	Buy	5/19/21	1,070,676	1,129,552	(58,876)
	New Zealand Dollar	Sell	4/21/21	133,881	139,149	5,268
	Swedish Krona	Buy	6/16/21	1,065,348	1,098,816	(33,468)
Citibank, N.A.
	Australian Dollar	Sell	4/21/21	490,108	496,856	6,748
	British Pound	Sell	6/16/21	1,267,343	1,285,764	18,421
	Canadian Dollar	Buy	4/21/21	793,625	786,980	6,645
	Danish Krone	Sell	6/16/21	348,323	358,349	10,026
	Euro	Sell	6/16/21	1,660,328	1,682,760	22,432
	Japanese Yen	Sell	5/19/21	1,193,806	1,238,784	44,978
	New Zealand Dollar	Sell	4/21/21	306,662	330,549	23,887
	Swiss Franc	Sell	6/16/21	1,440,013	1,484,217	44,204
Credit Suisse International
	Australian Dollar	Buy	4/21/21	538,267	553,240	(14,973)
	British Pound	Sell	6/16/21	2,105,298	2,134,207	28,909
	Canadian Dollar	Buy	4/21/21	72,336	77,216	(4,880)

72 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $186,830,244) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International cont.
	Euro	Sell	6/16/21	$1,281,683	$1,299,505	$17,822
	New Zealand Dollar	Buy	4/21/21	204,278	212,339	(8,061)
Goldman Sachs International
	Australian Dollar	Buy	4/21/21	2,051	49,680	(47,629)
	British Pound	Buy	6/16/21	908,554	921,859	(13,305)
	Canadian Dollar	Buy	4/21/21	5,990,901	5,963,430	27,471
	Euro	Sell	6/16/21	1,115,381	1,127,780	12,399
	Hong Kong Dollar	Sell	5/20/21	211,187	211,811	624
	Japanese Yen	Sell	5/19/21	4,952,156	5,156,501	204,345
	New Zealand Dollar	Sell	4/21/21	5,127,761	5,332,664	204,903
	Norwegian Krone	Sell	6/16/21	38,850	41,760	2,910
	Swedish Krona	Buy	6/16/21	73,180	64,631	8,549
	Swiss Franc	Sell	6/16/21	2,231,151	2,299,314	68,163
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/21/21	605,266	620,524	(15,258)
	British Pound	Buy	6/16/21	1,005,629	1,019,448	(13,819)
	Canadian Dollar	Buy	4/21/21	649,351	651,973	(2,622)
	Euro	Buy	6/16/21	1,868,794	1,891,330	(22,536)
	Hong Kong Dollar	Sell	5/20/21	1,819,420	1,824,770	5,350
	Japanese Yen	Buy	5/19/21	948,054	1,000,358	(52,304)
	New Zealand Dollar	Sell	4/21/21	599,076	622,600	23,524
	Swiss Franc	Sell	6/16/21	1,269,976	1,309,104	39,128
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/21/21	1,595,280	1,628,068	(32,788)
	British Pound	Buy	6/16/21	1,668,050	1,691,736	(23,686)
	Canadian Dollar	Sell	4/21/21	1,981,316	1,935,077	(46,239)
	Euro	Sell	6/16/21	4,239,903	4,296,652	56,749
	Japanese Yen	Buy	5/19/21	17,246	3,134	14,112
	New Zealand Dollar	Sell	4/21/21	1,622,491	1,686,553	64,062
	Norwegian Krone	Buy	6/16/21	1,863,802	1,869,110	(5,308)
	Singapore Dollar	Buy	5/19/21	180,008	181,659	(1,651)
	South Korean Won	Sell	5/20/21	4,150,037	4,223,710	73,673
	Swedish Krona	Buy	6/16/21	134,215	134,741	(526)
	Swiss Franc	Sell	6/16/21	538,945	540,171	1,226
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	4/21/21	3,811,020	3,906,688	(95,668)
	British Pound	Buy	6/16/21	2,692,156	2,723,034	(30,878)
	Canadian Dollar	Buy	4/21/21	2,624,700	2,611,771	12,929
	Euro	Sell	6/16/21	2,069,156	2,096,638	27,482
	Japanese Yen	Buy	5/19/21	4,534,567	4,755,286	(220,719)
	New Zealand Dollar	Buy	4/21/21	1,099,190	1,146,388	(47,198)
	Norwegian Krone	Buy	6/16/21	546,748	546,746	2
	Swedish Krona	Buy	6/16/21	3,669,910	3,748,675	(78,765)
	Swiss Franc	Sell	6/16/21	806,509	831,271	24,762

Dynamic Asset Allocation Conservative Fund 73

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $186,830,244) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC
	Australian Dollar	Buy	4/21/21	$578,755	$635,361	$(56,606)
	British Pound	Sell	6/16/21	1,179,783	1,197,275	17,492
	Canadian Dollar	Sell	4/21/21	825,774	800,266	(25,508)
	Euro	Buy	6/16/21	1,229,773	1,248,804	(19,031)
	Hong Kong Dollar	Sell	5/20/21	210,891	211,513	622
	Japanese Yen	Buy	5/19/21	426,653	450,227	(23,574)
	New Zealand Dollar	Sell	4/21/21	3,509,810	3,649,038	139,228
	Swiss Franc	Sell	6/16/21	269,048	277,292	8,244
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/21/21	3,636,916	3,645,559	8,643
	British Pound	Sell	6/16/21	7,028,504	7,140,756	112,252
	Canadian Dollar	Buy	4/21/21	1,238,701	1,343,116	(104,415)
	Euro	Sell	6/16/21	1,418,626	1,433,750	15,124
	Hong Kong Dollar	Sell	5/20/21	3,282,409	3,291,929	9,520
	Japanese Yen	Sell	5/19/21	7,913,510	8,330,256	416,746
	New Zealand Dollar	Sell	4/21/21	2,524,317	2,574,952	50,635
	Norwegian Krone	Sell	6/16/21	543,709	549,990	6,281
	Swedish Krona	Sell	6/16/21	1,679,148	1,712,330	33,182
	Swiss Franc	Sell	6/16/21	2,151,751	2,216,522	64,771
Toronto-Dominion Bank
	Australian Dollar	Buy	4/21/21	697,636	715,333	(17,697)
	British Pound	Sell	6/16/21	118,171	119,792	1,621
	Canadian Dollar	Buy	4/21/21	1,736,775	1,761,139	(24,364)
	Chinese Yuan (Offshore)	Sell	5/20/21	7,649,696	7,765,878	116,182
	Euro	Sell	6/16/21	5,266,612	5,337,931	71,319
	Japanese Yen	Buy	5/19/21	2,640,807	2,781,642	(140,835)
	New Zealand Dollar	Sell	4/21/21	214,055	222,476	8,421
	Norwegian Krone	Buy	6/16/21	2,774,555	2,784,573	(10,018)
	Swiss Franc	Sell	6/16/21	1,214,216	1,251,444	37,228
UBS AG
	Australian Dollar	Sell	4/21/21	2,106,886	2,153,170	46,284
	British Pound	Sell	6/16/21	2,728,283	2,775,140	46,857
	Canadian Dollar	Buy	4/21/21	925,087	931,529	(6,442)
	Euro	Buy	6/16/21	4,936,003	5,004,650	(68,647)
	Hong Kong Dollar	Sell	5/20/21	1,046,700	1,049,737	3,037
	Japanese Yen	Buy	5/19/21	2,038,200	2,118,117	(79,917)
	New Zealand Dollar	Sell	4/21/21	3,117,945	3,237,055	119,110
	Norwegian Krone	Buy	6/16/21	2,195,001	2,208,868	(13,867)
	Swedish Krona	Sell	6/16/21	534,880	547,870	12,990
	Swiss Franc	Sell	6/16/21	1,078,526	1,090,475	11,949
WestPac Banking Corp.
	Australian Dollar	Buy	4/21/21	216,948	223,656	(6,708)
	British Pound	Sell	6/16/21	1,001,768	1,016,703	14,935
	Canadian Dollar	Sell	4/21/21	198,227	191,416	(6,811)

74 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $186,830,244) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp. cont.
	Euro	Sell	6/16/21	$634,441	$633,369	$(1,072)
	Japanese Yen	Buy	5/19/21	2,544,526	2,678,686	(134,160)
	New Zealand Dollar	Sell	4/21/21	962,655	975,415	12,760
Unrealized appreciation						2,525,948
Unrealized (depreciation)						(1,723,760)
Total						$802,188

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Long)	45	$4,968,716	$4,932,000	Jun-21	$6,545
MSCI EAFE Index (Short)	356	39,308,060	39,017,600	Jun-21	38,430
MSCI Emerging Markets Index (Long)	238	15,665,462	15,737,750	Jun-21	(360,647)
NASDAQ 100 Index E-Mini (Long)	37	9,687,666	9,686,415	Jun-21	258,428
Russell 2000 Index E-Mini (Long)	297	32,974,722	33,004,125	Jun-21	(892,673)
S&P 500 Index E-Mini (Long)	3	595,934	595,110	Jun-21	12,054
S&P 500 Index E-Mini (Short)	1,235	245,325,958	244,986,950	Jun-21	(4,420,602)
S&P Mid Cap 400 Index E-Mini (Short)	64	16,699,136	16,673,920	Jun-21	(187,652)
U.S. Treasury Bond 30 yr (Long)	130	20,097,188	20,097,188	Jun-21	(782,371)
U.S. Treasury Bond Ultra 30 yr (Long)	233	42,223,969	42,223,969	Jun-21	(2,041,805)
U.S. Treasury Bond Ultra 30 yr (Short)	3	543,656	543,656	Jun-21	26,665
U.S. Treasury Note 2 yr (Long)	399	88,069,898	88,069,898	Jun-21	(85,640)
U.S. Treasury Note 2 yr (Short)	241	53,195,101	53,195,101	Jun-21	50,388
U.S. Treasury Note 5 yr (Long)	718	88,600,078	88,600,078	Jun-21	(1,097,584)
U.S. Treasury Note 5 yr (Short)	759	93,659,414	93,659,414	Jun-21	179,620
U.S. Treasury Note 10 yr (Long)	306	40,066,875	40,066,876	Jun-21	(1,062,126)
U.S. Treasury Note Ultra 10 yr (Short)	23	3,304,813	3,304,813	Jun-21	120,745
Unrealized appreciation					692,875
Unrealized (depreciation)					(10,931,100)
Total					$(10,238,225)

WRITTEN OPTIONS OUTSTANDING at 3/31/21 (premiums $43,487) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Citibank, N.A.
S&P 500 Index (Call)	Jan-22/4,700.00	$6,519,512	$1,641	$32,895
Total				$32,895

Dynamic Asset Allocation Conservative Fund 75

TBA SALE COMMITMENTS OUTSTANDING at 3/31/21 (proceeds receivable $51,008,906) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 4.00%, 4/1/51	$1,000,000	4/14/21	$1,073,125
Uniform Mortgage-Backed Securities, 3.50%, 4/1/51	21,000,000	4/14/21	22,179,610
Uniform Mortgage-Backed Securities, 3.00%, 4/1/51	4,000,000	4/14/21	4,165,312
Uniform Mortgage-Backed Securities, 2.50%, 4/1/51	19,000,000	4/14/21	19,482,422
Uniform Mortgage-Backed Securities, 2.00%, 5/1/51	3,000,000	5/13/21	2,985,703
Uniform Mortgage-Backed Securities, 2.00%, 4/1/51	1,000,000	4/14/21	996,953
Total			$50,883,125

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$18,952,000	$608,757	$(252)	2/24/31	1.431% —	3 month USD-	$583,956
				Semiannually	LIBOR-BBA —
					Quarterly
9,476,000	293,292	(126)	2/24/31	1.4435% —	3 month USD-	280,770
				Semiannually	LIBOR-BBA —
					Quarterly
7,630,000	240,391	(101)	2/25/31	1.438% —	3 month USD-	230,709
				Semiannually	LIBOR-BBA —
					Quarterly
9,551,000	296,444	(127)	2/25/31	1.443% —	3 month USD-	284,276
				Semiannually	LIBOR-BBA —
					Quarterly
9,515,000	286,868	(126)	2/25/31	1.4525% —	3 month USD-	274,656
				Semiannually	LIBOR-BBA —
					Quarterly
62,568,000	38,417 E	2,103	6/16/23	3 month USD-	0.30% —	(36,314)
				LIBOR-BBA —	Semiannually
				Quarterly
41,392,000	387,098 E	(215,977)	6/16/26	0.95% —	3 month USD-	171,119
				Semiannually	LIBOR-BBA —
					Quarterly
4,326,000	40,457 E	22,292	6/16/26	3 month USD-	0.95% —	(18,164)
				LIBOR-BBA —	Semiannually
				Quarterly
13,575,000	236,517 E	(169,103)	6/16/31	1.65% —	3 month USD-	67,415
				Semiannually	LIBOR-BBA —
					Quarterly
41,156,000	717,061 E	509,289	6/16/31	3 month USD-	1.65% —	(207,772)
				LIBOR-BBA —	Semiannually
				Quarterly
3,371,000	176,479 E	(148,057)	6/16/51	2.00% —	3 month USD-	28,422
				Semiannually	LIBOR-BBA —
					Quarterly
12,879,000	674,241 E	566,099	6/16/51	3 month USD-	2.00% —	(108,143)
				LIBOR-BBA —	Semiannually
				Quarterly
6,929,000	39,170	(92)	3/23/31	3 month USD-	1.7200% —	(36,954)
				LIBOR-BBA —	Semiannually
				Quarterly

76 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$6,852,000	$41,646	$(91)	3/23/31	3 month USD-	1.7155% —	$(39,462)
				LIBOR-BBA —	Semiannually
				Quarterly
5,921,000	9,160	(79)	4/1/31	3 month USD-	1.766% —	(9,238)
				LIBOR-BBA —	Semiannually
				Quarterly
5,921,000	19,510	(79)	4/1/31	3 month USD-	1.7475% —	(19,588)
				LIBOR-BBA —	Semiannually
				Quarterly
1,939,000	8,293	(26)	4/1/31	3 month USD-	1.7371% —	(8,319)
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$565,547				$1,437,369

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$363,093	$363,093	$—	1/12/41	5.00% (1 month	Synthetic MBX	$813
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
12,829	12,827	—	1/12/40	5.00% (1 month	Synthetic MBX	27
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,201	11,173	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(1)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
131,357	131,008	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(8)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,902	4,017	—	1/12/43	3.50% (1 month	Synthetic TRS	161
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
25,178	25,739	—	1/12/41	4.00% (1 month	Synthetic TRS	889
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,420	7,586	—	1/12/41	4.00% (1 month	Synthetic TRS	262
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Conservative Fund 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$2,462	$2,513	$—	1/12/42	4.00% (1 month	Synthetic TRS	$83
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,964	7,056	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(194)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
289	290	—	1/12/38	6.50% (1 month	Synthetic TRS	5
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
116,951	116,951	—	1/12/41	5.00% (1 month	Synthetic MBX	262
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
14,216,202	14,350,998	—	12/15/25	(1 month USD-	A basket	149,060
				LIBOR-BBA plus	(GSGLPHCL) of
				0.35%) — Monthly	common stocks —
Monthly*
24,124,081	24,316,953	—	12/15/25	(1 month USD-	A basket	261,634
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly*
23,925,204	23,876,249	—	12/15/25	1 month USD-	A basket	(20,681)
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly*
6,398	6,381	—	1/12/38	(6.50%) 1 month	Synthetic MBX	—
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,701	7,680	—	1/12/38	(6.50%) 1 month	Synthetic MBX	—
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
141,803	141,426	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(9)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,121	6,250	—	1/12/42	4.00% (1 month	Synthetic TRS	207
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,121	6,250	—	1/12/42	4.00% (1 month	Synthetic TRS	207
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

78 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$4,996	$5,000	$—	1/12/39	6.00% (1 month	Synthetic TRS	$66
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
903	908	—	1/12/38	6.50% (1 month	Synthetic TRS	16
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Chase Bank N.A.
24,228,328	24,994,195	—	2/5/22	(1 month USD-	Russell 1000 Value	762,708
				LIBOR-BBA plus	Total Return Index —
				0.35%) — Monthly	Monthly
JPMorgan Securities LLC
14,704	15,013	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(498)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
32,598	33,325	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(1,151)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		1,176,400
Upfront premium (paid)		—		Unrealized (depreciation)		(22,542)
Total		$—		Total		$1,153,858

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPHCL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Waters Corp.	Health care	2,379	$676,130	4.71%
Merck KGaA (Germany)	Health care	3,799	650,974	4.54%
Mettler-Toledo International, Inc.	Health care	553	639,449	4.46%
Agilent Technologies, Inc.	Technology	4,945	628,768	4.38%
IQVIA Holdings, Inc.	Health care	3,150	608,378	4.24%
PerkinElmer, Inc.	Health care	4,451	571,006	3.98%
Thermo Fisher Scientific, Inc.	Health care	1,237	564,713	3.94%
Zoetis, Inc.	Health care	3,197	503,458	3.51%
Pfizer, Inc.	Health care	13,474	488,149	3.40%
Alexion Pharmaceuticals, Inc.	Health care	3,054	466,970	3.25%
Illumina, Inc.	Health care	1,203	462,065	3.22%
Ipsen SA (France)	Health care	5,286	454,457	3.17%
Merck & Co., Inc.	Health care	5,725	441,356	3.08%
Johnson & Johnson	Health care	2,645	434,735	3.03%
AbbVie, Inc.	Health care	3,556	384,861	2.68%
Sanofi (France)	Health care	3,800	376,253	2.62%

Dynamic Asset Allocation Conservative Fund 79

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
GlaxoSmithKline PLC (United	Health care	21,055	$374,161	2.61%
Kingdom)
Sumitomo Dainippon Pharma Co.,	Health care	20,420	356,100	2.48%
Ltd. (Japan)
Viatris, Inc.	Health care	25,349	354,125	2.47%
Bayer AG (Germany)	Health care	5,366	340,315	2.37%
Taisho Pharmaceutical Holdings Co.,	Health care	4,893	316,161	2.20%
Ltd. (Japan)
Perrigo Co. PLC	Health care	7,801	315,705	2.20%
Biogen, Inc.	Health care	1,083	302,900	2.11%
Sartorius Stedim Biotech (France)	Health care	718	296,349	2.07%
Bristol-Myers Squibb Co.	Health care	4,633	292,493	2.04%
Teva Pharmaceutical Industries, Ltd.	Health care	24,033	277,340	1.93%
ADR (Israel)
AstraZeneca PLC (United Kingdom)	Health care	2,558	255,792	1.78%
CSL, Ltd. (Australia)	Health care	1,245	250,935	1.75%
Amgen, Inc.	Health care	984	244,898	1.71%
Gilead Sciences, Inc.	Health care	3,410	220,375	1.54%
Hisamitsu Pharmaceutical Co., Inc.	Health care	3,314	216,258	1.51%
(Japan)
Galenica AG (Switzerland)	Health care	1,390	190,050	1.32%
Eli Lilly and Co.	Health care	957	178,773	1.25%
Takeda Pharmaceutical Co., Ltd.	Health care	4,709	169,834	1.18%
(Japan)
Eisai Co., Ltd. (Japan)	Health care	1,899	127,491	0.89%
Shionogi & Co., Ltd. (Japan)	Health care	2,259	121,665	0.85%
Galapagos NV (Belgium)	Health care	1,516	117,780	0.82%
Hikma Pharmaceuticals PLC	Health care	3,439	107,976	0.75%
(United Kingdom)
H Lundbeck A/S (Denmark)	Health care	2,922	100,073	0.70%
Astellas Pharma, Inc. (Japan)	Health care	5,512	84,897	0.59%
UCB SA (Belgium)	Health care	745	71,051	0.50%
Incyte Corp.	Health care	797	64,746	0.45%
Grifols SA (Spain)	Health care	2,168	56,898	0.40%
Eurofins Scientific (Luxembourg)	Health care	593	56,776	0.40%
Novartis AG (Switzerland)	Health care	420	36,028	0.25%
Regeneron Pharmaceuticals, Inc.	Health care	76	35,914	0.25%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	1,145	33,404	0.23%
Recordati SpA (Italy)	Health care	330	17,770	0.12%
Orion Oyj Class B (Finland)	Health care	341	13,707	0.10%
Vertex Pharmaceuticals, Inc.	Health care	58	12,523	0.09%

80 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Arrow Electronics, Inc.	Technology	1,657	$183,574	0.75%
Knight-Swift Transportation	Transportation	3,725	179,148	0.74%
Holdings, Inc.
ITOCHU Corp. (Japan)	Consumer staples	5,413	175,351	0.72%
NN Group NV (Netherlands)	Financials	3,569	174,469	0.72%
Toronto-Dominion Bank (Canada)	Financials	2,662	173,628	0.71%
Royal Bank of Canada (Canada)	Financials	1,883	173,621	0.71%
MetLife, Inc.	Financials	2,854	173,501	0.71%
Canadian Imperial Bank of	Financials	1,740	170,330	0.70%
Commerce (Canada)
Cadence Design Systems, Inc.	Technology	1,239	169,752	0.70%
Sun Hung Kai Properties, Ltd.	Financials	11,169	169,241	0.70%
(Hong Kong)
AGNC Investment Corp.	Financials	10,047	168,395	0.69%
Annaly Capital Management, Inc.	Financials	19,456	167,321	0.69%
Nippon Telegraph & Telephone Corp.	Communication services	6,349	162,971	0.67%
(Japan)
Fujitsu, Ltd. (Japan)	Technology	1,125	162,544	0.67%
Ally Financial, Inc.	Financials	3,594	162,484	0.67%
Mizuho Financial Group, Inc. (Japan)	Financials	11,183	161,496	0.66%
Paychex, Inc.	Technology	1,618	158,588	0.65%
Amgen, Inc.	Health care	628	156,356	0.64%
Muenchener Rueckversicherungs-	Financials	504	155,227	0.64%
Gesellschaft AG in Muenchen
(Germany)
Honda Motor Co., Ltd. (Japan)	Consumer cyclicals	5,160	154,658	0.64%
State Street Corp.	Financials	1,834	154,115	0.63%
Dover Corp.	Capital goods	1,122	153,816	0.63%
Church & Dwight Co., Inc.	Consumer staples	1,756	153,354	0.63%
Swisscom AG (Switzerland)	Communication services	285	152,789	0.63%
Allstate Corp. (The)	Financials	1,320	151,648	0.62%
Ageas SA/NV (Belgium)	Financials	2,499	151,100	0.62%
Rio Tinto PLC (United Kingdom)	Basic materials	1,968	150,550	0.62%
Air Liquide SA (France)	Basic materials	914	149,358	0.61%
NextEra Energy, Inc.	Utilities and power	1,953	147,692	0.61%
Segro PLC (United Kingdom)	Financials	11,162	144,274	0.59%
Open Text Corp. (Canada)	Technology	3,013	143,683	0.59%
Aurizon Holdings, Ltd. (Australia)	Transportation	47,861	141,776	0.58%
Dexus Property Group (Australia)	Financials	18,852	139,609	0.57%
WEC Energy Group, Inc.	Utilities and power	1,459	136,565	0.56%
AMETEK, Inc.	Conglomerates	1,058	135,160	0.56%
Mettler-Toledo International, Inc.	Health care	115	132,531	0.55%
Sun Life Financial, Inc. (Canada)	Financials	2,613	132,046	0.54%
CMS Energy Corp.	Utilities and power	2,147	131,419	0.54%
Accenture PLC Class A	Technology	473	130,778	0.54%
Avery Dennison Corp.	Capital goods	710	130,449	0.54%

Dynamic Asset Allocation Conservative Fund 81

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
T Rowe Price Group, Inc.	Financials	759	$130,236	0.54%
Chubu Electric Power Co., Inc. (Japan)	Utilities and power	10,073	129,641	0.53%
CK Asset Holdings, Ltd. (Hong Kong)	Financials	21,277	129,181	0.53%
3i Group PLC (United Kingdom)	Financials	8,033	127,745	0.53%
RioCan Real Estate Investment Trust	Financials	8,010	124,028	0.51%
(Canada)
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	1,400	121,720	0.50%
Sumitomo Mitsui Financial Group, Inc.	Financials	3,336	120,726	0.50%
(Japan)
Iberdrola SA (Spain)	Utilities and power	9,192	118,411	0.49%
AutoZone, Inc.	Consumer cyclicals	84	117,697	0.48%
Roper Technologies, Inc.	Technology	291	117,516	0.48%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
ASML Holding NV (Netherlands)	Technology	317	$192,473	0.81%
Hang Seng Bank, Ltd. (Hong Kong)	Financials	8,736	169,124	0.71%
UDR, Inc.	Financials	3,771	165,380	0.69%
Boeing Co. (The)	Capital goods	646	164,598	0.69%
American Express Co.	Financials	1,157	163,688	0.69%
Camden Property Trust	Financials	1,478	162,406	0.68%
Zurich Insurance Group AG	Financials	380	162,395	0.68%
(Switzerland)
Analog Devices, Inc.	Technology	1,034	160,376	0.67%
AIA Group, Ltd. (Hong Kong)	Financials	13,145	159,449	0.67%
Markel Corp.	Financials	140	159,009	0.67%
U.S. Bancorp	Financials	2,866	158,519	0.66%
Essex Property Trust, Inc.	Financials	582	158,176	0.66%
Emera, Inc. (Canada)	Utilities and power	3,464	154,145	0.65%
Mitsubishi Estate Co., Ltd. (Japan)	Financials	8,793	153,461	0.64%
Suncor Energy, Inc. (Canada)	Energy	7,209	150,703	0.63%
Waste Connections, Inc.	Capital goods	1,368	147,673	0.62%
Equity Lifestyle Properties, Inc.	Financials	2,296	146,134	0.61%
Marathon Petroleum Corp.	Energy	2,724	145,697	0.61%
Bayerische Motoren Werke (BMW) AG	Consumer cyclicals	1,387	143,862	0.60%
(Germany)
Macquarie Group, Ltd. (Australia)	Financials	1,236	143,527	0.60%
Microchip Technology, Inc.	Technology	924	143,469	0.60%
Alliant Energy Corp.	Utilities and power	2,631	142,470	0.60%
Fidelity National Information	Technology	1,009	141,855	0.59%
Services, Inc.
Liberty Media Corp.-Liberty Formula	Consumer cyclicals	3,240	140,258	0.59%
One Class C
ABB, Ltd. (Switzerland)	Capital goods	4,595	138,845	0.58%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	4,649	138,519	0.58%

82 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Southern Co. (The)	Utilities and power	2,210	$137,360	0.58%
Coca-Cola Co. (The)	Consumer staples	2,597	136,905	0.57%
Fortis, Inc. (Canada)	Utilities and power	3,114	135,103	0.57%
Edison International	Utilities and power	2,292	134,288	0.56%
NiSource, Inc.	Utilities and power	5,553	133,886	0.56%
Xylem, Inc.	Capital goods	1,262	132,698	0.56%
Hitachi Metals, Ltd. (Japan)	Basic materials	7,926	130,426	0.55%
Sensata Technologies Holding PLC	Technology	2,243	129,968	0.54%
Ferrovial SA (Spain)	Basic materials	4,909	127,960	0.54%
Ecolab, Inc.	Consumer cyclicals	598	127,916	0.54%
MS&AD Insurance Group Holdings	Financials	4,321	126,801	0.53%
(Japan)
Corning, Inc.	Communication services	2,826	122,941	0.51%
James Hardie Industries PLC (CDI)	Basic materials	4,039	122,213	0.51%
(Australia)
Live Nation Entertainment, Inc.	Consumer cyclicals	1,437	121,656	0.51%
Berkshire Hathaway, Inc. Class B	Financials	474	121,082	0.51%
Leg Immobilien AG (Germany)	Financials	918	120,791	0.51%
Lonza Group AG (Switzerland)	Health care	215	120,376	0.50%
Nordea Bank ABP (Finland)	Financials	12,166	119,800	0.50%
General Dynamics Corp.	Capital goods	656	119,039	0.50%
KBC Group NV (Belgium)	Financials	1,615	117,435	0.49%
Agnico-Eagle Mines, Ltd. (Canada)	Basic materials	2,016	116,543	0.49%
Shaw Communications, Inc. (Canada)	Communication services	4,452	115,768	0.48%
Boston Scientific Corp.	Health care	2,986	115,422	0.48%
Accor SA (France)	Consumer cyclicals	3,048	114,950	0.48%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$6,035,000	$44,514	$(101)	3/23/31	(2.4275%) — At	USA Non Revised	$44,413
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
6,111,000	30,469	(103)	3/23/31	(2.45%) — At	USA Non Revised	30,367
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,720,000	5,317	(29)	4/1/31	(2.466%) — At	USA Non Revised	5,288
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

Dynamic Asset Allocation Conservative Fund 83

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$20,820,000	$2,228	$(210)	4/1/26	2.53% — At	USA Non Revised	$2,018
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
3,472,000	5,878	(35)	4/1/26	2.496% — At	USA Non Revised	(5,913)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,213,000	8,346	(88)	4/1/31	(2.51%) — At	USA Non Revised	(8,434)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,213,000	11,130	(88)	4/1/31	(2.515%) — At	USA Non Revised	(11,217)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
12,213,000	13,898	(123)	3/23/26	2.51% — At	USA Non Revised	(14,022)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
12,582,000	57,600	—	3/23/26	2.445% — At	USA Non Revised	(57,600)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
24,292,000	88,229	(245)	3/24/26	2.4625% — At	USA Non Revised	(88,474)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
6,670,000	157,952	(112)	2/25/31	2.28% — At	USA Non Revised	(158,064)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
8,383,000	198,157	(141)	2/24/31	2.281% — At	USA Non Revised	(198,298)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
8,382,000	200,254	(141)	2/25/31	2.278% — At	USA Non Revised	(200,395)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

84 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$8,383,000	$209,508	$(141)	2/25/31	2.2675% — At	USA Non Revised	$(209,649)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
16,766,000	387,513	(281)	2/24/31	2.286% — At	USA Non Revised	(387,796)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(1,838)				$(1,257,776)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB–/P	$957	$14,000	$3,779	5/11/63	300 bp —	$(2,813)
Index						Monthly
CMBX NA BBB–.6	BB–/P	1,868	31,000	8,367	5/11/63	300 bp —	(6,481)
Index						Monthly
CMBX NA BBB–.6	BB–/P	3,828	62,000	16,734	5/11/63	300 bp —	(12,870)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.11	BB–/P	23,165	41,000	6,302	11/18/54	500 bp —	16,903
Index						Monthly
CMBX NA BB.6	B/P	27,399	191,000	87,497	5/11/63	500 bp —	(59,912)
Index						Monthly
CMBX NA BB.7	B+/P	21,179	415,000	151,434	1/17/47	500 bp —	(129,851)
Index						Monthly
Credit Suisse International
CMBX NA BB.7	B+/P	9,898	74,000	27,003	1/17/47	500 bp —	(17,032)
Index						Monthly
CMBX NA BBB–.6	BB–/P	2,819	30,000	8,097	5/11/63	300 bp —	(5,261)
Index						Monthly
CMBX NA BBB–.7	BB+/P	11,936	151,000	29,792	1/17/47	300 bp —	(17,769)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A-/P	192	3,000	237	5/11/63	200 bp —	(44)
Index						Monthly
CMBX NA A.6	A-/P	1,900	16,000	1,266	5/11/63	200 bp —	641
Index						Monthly
CMBX NA A.6	A-/P	814	16,000	1,266	5/11/63	200 bp —	(445)
Index						Monthly
CMBX NA A.6	A-/P	2,674	23,000	1,819	5/11/63	200 bp —	863
Index						Monthly
CMBX NA A.6	A-/P	(65)	36,000	2,848	5/11/63	200 bp —	(2,899)
Index						Monthly

Dynamic Asset Allocation Conservative Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A-/P	$(378)	$47,000	$3,718	5/11/63	200 bp —	$(4,077)
Index						Monthly
CMBX NA A.6	A-/P	1,584	52,000	4,113	5/11/63	200 bp —	(2,509)
Index						Monthly
CMBX NA A.6	A-/P	444	59,000	4,667	5/11/63	200 bp —	(4,200)
Index						Monthly
CMBX NA A.6	A-/P	(113)	59,000	4,667	5/11/63	200 bp —	(4,757)
Index						Monthly
CMBX NA A.6	A-/P	1,851	59,000	4,667	5/11/63	200 bp —	(2,793)
Index						Monthly
CMBX NA A.6	A-/P	7,383	63,000	4,983	5/11/63	200 bp —	2,424
Index						Monthly
CMBX NA A.6	A-/P	4,269	65,000	5,142	5/11/63	200 bp —	(847)
Index						Monthly
CMBX NA A.6	A-/P	4,002	81,000	6,407	5/11/63	200 bp —	(2,374)
Index						Monthly
CMBX NA A.6	A-/P	5,409	105,000	8,306	5/11/63	200 bp —	(2,856)
Index						Monthly
CMBX NA A.6	A-/P	(95)	156,000	12,340	5/11/63	200 bp —	(12,374)
Index						Monthly
CMBX NA A.6	A-/P	5,416	234,000	18,509	5/11/63	200 bp —	(13,002)
Index						Monthly
CMBX NA A.7	A-/P	1,462	29,000	1,844	1/17/47	200 bp —	(371)
Index						Monthly
CMBX NA BBB–.6	BB–/P	545	8,000	2,159	5/11/63	300 bp —	(1,610)
Index						Monthly
CMBX NA BBB–.6	BB–/P	678	13,000	3,509	5/11/63	300 bp —	(2,823)
Index						Monthly
CMBX NA BBB–.6	BB–/P	4,655	43,000	11,606	5/11/63	300 bp —	(6,925)
Index						Monthly
CMBX NA BBB–.6	BB–/P	2,226	46,000	12,415	5/11/63	300 bp —	(10,163)
Index						Monthly
CMBX NA BBB–.6	BB–/P	4,663	54,000	14,575	5/11/63	300 bp —	(9,880)
Index						Monthly
CMBX NA BBB–.6	BB–/P	5,992	71,000	19,163	5/11/63	300 bp —	(13,130)
Index						Monthly
CMBX NA BBB–.6	BB–/P	9,260	84,000	22,672	5/11/63	300 bp —	(13,362)
Index						Monthly
CMBX NA BBB–.6	BB–/P	8,439	100,000	26,990	5/11/63	300 bp —	(18,493)
Index						Monthly
CMBX NA BBB–.6	BB–/P	51,397	548,000	147,905	5/11/63	300 bp —	(96,189)
Index						Monthly
CMBX NA BBB–.6	BB–/P	57,204	761,000	205,394	5/11/63	300 bp —	(147,746)
Index						Monthly
CMBX NA BBB–.7	BB+/P	5,300	62,000	12,233	1/17/47	300 bp —	(6,897)
Index						Monthly

86 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.7	BB+/P	$5,793	$68,000	$13,416	1/17/47	300 bp —	$(7,584)
Index						Monthly
CMBX NA BBB–.7	BB+/P	19,769	251,000	49,522	1/17/47	300 bp —	(29,607)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.7	A-/P	11,139	254,000	16,154	1/17/47	200 bp —	(4,917)
Index						Monthly
CMBX NA BB.10	BB–/P	4,092	51,000	15,499	5/11/63	500 bp —	(11,357)
Index						Monthly
CMBX NA BB.7	B+/P	112,621	230,000	83,927	1/17/47	500 bp —	28,917
Index						Monthly
Merrill Lynch International
CMBX NA BBB– .6	BB–/P	12,395	46,000	12,415	5/11/63	300 bp —	6
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.6	B/P	17,681	72,000	32,983	5/11/63	500 bp —	(15,232)
Index						Monthly
CMBX NA BB.6	B/P	33,265	135,000	61,844	5/11/63	500 bp —	(28,447)
Index						Monthly
Upfront premium received		507,563	Unrealized appreciation				49,754
Upfront premium (paid)		(651)	Unrealized (depreciation)				(729,899)
Total		$506,912	Total				$(680,145)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,357)	$183,000	$11,639	1/17/47	(200 bp) —	$10,211
					Monthly
CMBX NA BB.10 Index	(4,696)	45,000	13,676	11/17/59	(500 bp) —	8,935
					Monthly
CMBX NA BB.10 Index	(4,167)	38,000	11,548	11/17/59	(500 bp) —	7,345
					Monthly
CMBX NA BB.11 Index	(10,883)	84,000	12,911	11/18/54	(500 bp) —	1,946
					Monthly
CMBX NA BB.11 Index	(4,336)	46,000	7,070	11/18/54	(500 bp) —	2,689
					Monthly

Dynamic Asset Allocation Conservative Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11 Index	$(1,787)	$26,000	$3,996	11/18/54	(500 bp) —	$2,184
					Monthly
CMBX NA BB.11 Index	(867)	17,000	2,613	11/18/54	(500 bp) —	1,729
					Monthly
CMBX NA BB.11 Index	(882)	17,000	2,613	11/18/54	(500 bp) —	1,715
					Monthly
CMBX NA BB.12 Index	(86)	1,000	137	8/17/61	(500 bp) —	51
					Monthly
CMBX NA BB.8 Index	(3,725)	28,959	10,324	10/17/57	(500 bp) —	6,571
					Monthly
CMBX NA BB.9 Index	(24,876)	241,000	64,805	9/17/58	(500 bp) —	39,695
					Monthly
CMBX NA BB.9 Index	(3,742)	58,000	15,596	9/17/58	(500 bp) —	11,798
					Monthly
CMBX NA BB.9 Index	(1,492)	37,000	9,949	9/17/58	(500 bp) —	8,422
					Monthly
CMBX NA BB.9 Index	(653)	18,000	4,840	9/17/58	(500 bp) —	4,170
					Monthly
CMBX NA BB.9 Index	(589)	15,000	4,034	9/17/58	(500 bp) —	3,430
					Monthly
CMBX NA BBB– .10 Index	(5,726)	24,000	3,010	11/17/59	(300 bp) —	(2,730)
					Monthly
CMBX NA BBB– .10 Index	(5,167)	21,000	2,633	11/17/59	(300 bp) —	(2,546)
					Monthly
CMBX NA BBB– .12 Index	(5,415)	24,000	1,601	8/17/61	(300 bp) —	(3,829)
					Monthly
CMBX NA BBB–.10 Index	(39,624)	133,000	16,678	11/17/59	(300 bp) —	(23,023)
					Monthly
CMBX NA BBB–.10 Index	(4,972)	39,000	4,891	11/17/59	(300 bp) —	(91)
					Monthly
CMBX NA BBB–.12 Index	(90,837)	288,000	19,210	8/17/61	(300 bp) —	(71,796)
					Monthly
CMBX NA BBB–.12 Index	(21,497)	61,000	4,069	8/17/61	(300 bp) —	(17,464)
					Monthly
CMBX NA BBB–.12 Index	(15,115)	43,000	2,868	8/17/61	(300 bp) —	(12,272)
					Monthly
CMBX NA BBB–.12 Index	(14,363)	43,000	2,868	8/17/61	(300 bp) —	(11,520)
					Monthly
CMBX NA BBB–.12 Index	(6,849)	36,000	2,401	8/17/61	(300 bp) —	(4,469)
					Monthly
CMBX NA BBB–.12 Index	(6,349)	19,000	1,267	8/17/61	(300 bp) —	(5,093)
					Monthly
CMBX NA BBB–.12 Index	(5,124)	15,000	1,001	8/17/61	(300 bp) —	(4,133)
					Monthly
CMBX NA BBB–.12 Index	(847)	5,000	334	8/17/61	(300 bp) —	(516)
					Monthly

88 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.8 Index	$(8,061)	$51,000	$7,982	10/17/57	(300 bp) —	$(110)
					Monthly
CMBX NA BBB–.8 Index	(8,093)	51,000	7,982	10/17/57	(300 bp) —	(141)
					Monthly
CMBX NA BBB–.9 Index	(9,937)	42,000	4,633	9/17/58	(300 bp) —	(5,329)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(11,178)	94,000	28,567	11/17/59	(500 bp) —	17,297
					Monthly
CMBX NA BB.10 Index	(12,542)	94,000	28,567	11/17/59	(500 bp) —	15,933
					Monthly
CMBX NA BB.10 Index	(6,091)	49,000	14,891	11/17/59	(500 bp) —	8,753
					Monthly
CMBX NA BB.7 Index	(53,129)	323,000	117,863	1/17/47	(500 bp) —	64,419
					Monthly
CMBX NA BB.7 Index	(31,728)	172,000	62,763	1/17/47	(500 bp) —	30,868
					Monthly
CMBX NA BB.7 Index	(2,136)	121,000	55,430	5/11/63	(500 bp) —	53,177
					Monthly
CMBX NA BB.8 Index	(2,804)	15,445	5,506	10/17/57	(500 bp) —	2,687
					Monthly
CMBX NA BB.9 Index	(29,874)	298,000	80,132	9/17/58	(500 bp) —	49,969
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(8,695)	85,000	38,939	5/11/63	(500 bp) —	30,160
					Monthly
CMBX NA BB.7 Index	(3,481)	23,000	8,393	1/17/47	(500 bp) —	4,890
					Monthly
CMBX NA BB.12 Index	(7,323)	20,000	2,746	8/17/61	(500 bp) —	(4,596)
					Monthly
CMBX NA BB.6 Index	(18,117)	124,000	56,804	5/11/63	(500 bp) —	38,567
					Monthly
CMBX NA BB.7 Index	(48,016)	284,000	103,632	1/17/47	(500 bp) —	55,339
					Monthly
CMBX NA BB.7 Index	(50,559)	249,000	90,860	1/17/47	(500 bp) —	40,059
					Monthly
CMBX NA BB.7 Index	(2,949)	18,000	6,568	1/17/47	(500 bp) —	3,602
					Monthly
CMBX NA BB.8 Index	(1,699)	14,479	5,162	10/17/57	(500 bp) —	3,448
					Monthly
CMBX NA BB.9 Index	(602)	5,000	1,345	9/17/58	(500 bp) —	738
					Monthly
CMBX NA BB.9 Index	(595)	5,000	1,345	9/17/58	(500 bp) —	745
					Monthly

Dynamic Asset Allocation Conservative Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.12 Index	$(1,351)	$4,000	$267	8/17/61	(300 bp) —	$(1,086)
					Monthly
CMBX NA BBB–.6 Index	(6,354)	127,000	34,277	5/11/63	(300 bp) —	27,850
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(26,255)	51,000	23,363	5/11/63	(500 bp) —	(2,941)
					Monthly
CMBX NA BB.11 Index	(44,722)	82,000	12,603	11/18/54	(500 bp) —	(32,198)
					Monthly
CMBX NA BB.12 Index	(57,668)	105,000	14,417	8/17/61	(500 bp) —	(43,353)
					Monthly
CMBX NA BB.8 Index	(3,965)	7,722	2,753	10/17/57	(500 bp) —	(1,219)
					Monthly
CMBX NA BBB– .10 Index	(4,123)	25,000	3,135	11/17/59	(300 bp) —	(1,003)
					Monthly
CMBX NA BBB–.10 Index	(13,804)	49,000	6,145	11/17/59	(300 bp) —	(7,688)
					Monthly
CMBX NA BBB–.10 Index	(13,109)	44,000	5,518	11/17/59	(300 bp) —	(7,617)
					Monthly
CMBX NA BBB–.12 Index	(11,945)	36,000	2,401	8/17/61	(300 bp) —	(9,565)
					Monthly
CMBX NA BBB–.6 Index	(63,940)	200,000	53,980	5/11/63	(300 bp) —	(10,077)
					Monthly
CMBX NA BBB–.7 Index	(98,131)	418,000	82,471	1/17/47	(300 bp) —	(15,903)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(5,121)	90,000	27,351	11/17/59	(500 bp) —	22,143
					Monthly
CMBX NA BB.11 Index	(20,264)	41,000	6,302	11/18/54	(500 bp) —	(14,002)
					Monthly
CMBX NA BB.9 Index	(5,532)	142,000	38,184	9/17/58	(500 bp) —	32,514
					Monthly
CMBX NA BBB– .10 Index	(10,400)	48,000	6,019	11/17/59	(300 bp) —	(4,409)
					Monthly
CMBX NA BBB–.7 Index	(2,376)	29,000	5,722	1/17/47	(300 bp) —	3,328
					Monthly
CMBX NA BBB–.9 Index	(5,928)	32,000	3,530	9/17/58	(300 bp) —	(2,417)
					Monthly
CMBX NA BBB–.9 Index	(2,964)	16,000	1,765	9/17/58	(300 bp) —	(1,209)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,030)	69,000	13,614	1/17/47	(300 bp) —	6,543
					Monthly
CMBX NA BB.10 Index	(4,719)	45,000	13,676	11/17/59	(500 bp) —	8,912
					Monthly
CMBX NA BB.11 Index	(2,478)	26,000	3,996	11/18/54	(500 bp) —	1,493
					Monthly

90 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.12 Index	$(19,200)	$32,000	$4,394	8/17/61	(500 bp) —	$(14,838)
					Monthly
CMBX NA BB.12 Index	(917)	13,000	1,785	8/17/61	(500 bp) —	855
					Monthly
CMBX NA BB.12 Index	(735)	9,000	1,236	9/17/58	(500 bp) —	492
					Monthly
CMBX NA BB.7 Index	(5,206)	27,000	9,852	1/17/47	(500 bp) —	4,620
					Monthly
CMBX NA BB.8 Index	(4,944)	9,653	3,441	10/17/57	(500 bp) —	(1,512)
					Monthly
CMBX NA BB.9 Index	(1,289)	26,000	6,991	9/17/58	(500 bp) —	5,677
					Monthly
CMBX NA BB.9 Index	(1,758)	20,000	5,378	9/17/58	(500 bp) —	3,600
					Monthly
CMBX NA BB.9 Index	(547)	14,000	3,765	9/17/58	(500 bp) —	3,204
					Monthly
CMBX NA BB.9 Index	(1,213)	10,000	2,689	9/17/58	(500 bp) —	1,467
					Monthly
CMBX NA BB.9 Index	(362)	9,000	2,420	9/17/58	(500 bp) —	2,050
					Monthly
CMBX NA BB.9 Index	(606)	5,000	1,345	9/17/58	(500 bp) —	733
					Monthly
CMBX NA BB.9 Index	(243)	4,000	1,076	9/17/58	(500 bp) —	829
					Monthly
CMBX NA BB.9 Index	(246)	4,000	1,076	9/17/58	(500 bp) —	826
					Monthly
CMBX NA BB.9 Index	(225)	3,000	807	9/17/58	(500 bp) —	578
					Monthly
CMBX NA BBB– .10 Index	(8,045)	33,000	4,138	11/17/59	(300 bp) —	(3,926)
					Monthly
CMBX NA BBB– .10 Index	(3,903)	18,000	2,257	11/17/59	(300 bp) —	(1,656)
					Monthly
CMBX NA BBB– .10 Index	(4,021)	17,000	2,132	11/17/59	(300 bp) —	(1,899)
					Monthly
CMBX NA BBB– .10 Index	(3,460)	16,000	2,006	11/17/59	(300 bp) —	(1,463)
					Monthly
CMBX NA BBB– .10 Index	(2,296)	10,000	1,254	11/17/59	(300 bp) —	(1,048)
					Monthly
CMBX NA BBB– .12 Index	(3,339)	16,000	1,067	8/17/61	(300 bp) —	(2,281)
					Monthly
CMBX NA BBB–.10 Index	(15,423)	125,000	15,675	11/17/59	(300 bp) —	179
					Monthly
CMBX NA BBB–.10 Index	(8,624)	68,000	8,527	11/17/59	(300 bp) —	(131)
					Monthly
CMBX NA BBB–.12 Index	(1,994)	6,000	400	8/17/61	(300 bp) —	(1,597)
					Monthly

Dynamic Asset Allocation Conservative Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6 Index	$(55,775)	$230,000	$62,077	5/11/63	(300 bp) —	$6,168
					Monthly
CMBX NA BBB–.8 Index	(7,282)	47,000	7,356	10/17/57	(300 bp) —	46
					Monthly
Upfront premium received	—	Unrealized appreciation				665,649
Upfront premium (paid)	(1,167,464)	Unrealized (depreciation)				(354,696)
Total	$(1,167,464)	Total				$310,953

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21
(Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 36	B+/P	$(1,997,553)	$23,337,000	$2,081,380	6/20/26	500 bp —	$83,826
Index						Quarterly
NA IG Series 36	BBB+/P	(2,018,027)	91,500,000	2,139,087	6/20/26	100 bp —	133,769
Index						Quarterly
Total		$(4,015,580)					$217,595

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

92 Dynamic Asset Allocation Conservative Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$23,860,435	$2,949,866	$—
Capital goods	30,520,809	1,376,826	—
Communication services	19,940,110	1,143,894	—
Conglomerates	3,142,062	—	—
Consumer cyclicals	84,990,177	7,475,305	—
Consumer staples	35,106,636	3,013,980	—
Energy	16,551,130	75,165	107
Financials	78,580,654	7,334,537	—
Health care	60,461,540	1,685,690	—
Technology	147,329,021	7,634,579	—
Transportation	11,356,129	649,455	—
Utilities and power	15,505,334	545,413	—
Total common stocks	527,344,037	33,884,710	107

Asset-backed securities	—	9,919,495	—
Collateralized loan obligations	—	3,451,470	—
Commodity linked notes	—	12,801,283	—
Convertible bonds and notes	—	123,172	—
Convertible preferred stocks	—	639,573	—
Corporate bonds and notes	—	258,126,676	43
Foreign government and agency bonds and notes	—	8,600,344	—
Mortgage-backed securities	—	52,317,102	—
Preferred stocks	—	936,952	—
Purchased options outstanding	—	119,764	—
Senior loans	—	3,596,578	—
U.S. government and agency mortgage obligations	—	269,725,028	—
U.S. treasury obligations	—	745,380	—
Warrants	4,776	—	—
Short-term investments	2,460,000	52,563,752	—
Totals by level	$529,808,813	$707,551,279	$150

Dynamic Asset Allocation Conservative Fund 93

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$802,188	$—
Futures contracts	(10,238,225)	—	—
Written options outstanding	—	(32,895)	—
TBA sale commitments	—	(50,883,125)	—
Interest rate swap contracts	—	871,822	—
Total return swap contracts	—	(102,080)	—
Credit default contracts	—	4,524,535	—
Totals by level	$(10,238,225)	$(44,819,555)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities 3/31/21 (Unaudited)

ASSETS
Investment in securities, at value, including $5,620,966 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,026,754,282)	$1,212,295,600
Affiliated issuers (identified cost $25,064,642) (Note 5)	25,064,642
Cash	2,283,833
Foreign currency (cost $63,718) (Note 1)	65,080
Dividends, interest and other receivables	3,990,148
Foreign tax reclaim	234,256
Receivable for shares of the fund sold	8,946,525
Receivable for investments sold	18,808,442
Receivable for sales of TBA securities (Note 1)	18,605,990
Receivable for variation margin on futures contracts (Note 1)	1,030,344
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,480,643
Unrealized appreciation on forward currency contracts (Note 1)	2,525,948
Unrealized appreciation on OTC swap contracts (Note 1)	1,891,803
Premium paid on OTC swap contracts (Note 1)	1,168,115
Prepaid assets	58,264
Total assets	1,299,449,633

LIABILITIES
Payable for investments purchased	18,843,612
Payable for purchases of delayed delivery securities (Note 1)	80,000
Payable for purchases of TBA securities (Note 1)	118,882,692
Payable for shares of the fund repurchased	7,830,375
Payable for compensation of Manager (Note 2)	473,245
Payable for custodian fees (Note 2)	106,517
Payable for investor servicing fees (Note 2)	198,314
Payable for Trustee compensation and expenses (Note 2)	195,450
Payable for administrative services (Note 2)	3,430
Payable for distribution fees (Note 2)	383,228
Payable for variation margin on futures contracts (Note 1)	1,787,499
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,397,136
Unrealized depreciation on OTC swap contracts (Note 1)	1,107,137
Premium received on OTC swap contracts (Note 1)	507,563
Unrealized depreciation on forward currency contracts (Note 1)	1,723,760
Written options outstanding, at value (premiums $43,487) (Note 1)	32,895
TBA sale commitments, at value (proceeds receivable $51,008,906) (Note 1)	50,883,125
Collateral on securities loaned, at value (Note 1)	5,619,175
Collateral on certain derivative contracts, at value (Notes 1 and 9)	3,205,380
Other accrued expenses	149,403
Total liabilities	214,409,936

Net assets	$1,085,039,697

(Continued on next page)

Dynamic Asset Allocation Conservative Fund 95

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$922,834,898
Total distributable earnings (Note 1)	162,204,799
Total — Representing net assets applicable to capital shares outstanding	$1,085,039,697

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($452,098,879 divided by 39,559,086 shares)	$11.43
Offering price per class A share (100/94.25 of $11.43)*	$12.13
Net asset value and offering price per class B share ($8,055,805 divided by 711,295 shares)**	$11.33
Net asset value and offering price per class C share ($99,617,063 divided by 8,845,766 shares)**	$11.26
Net asset value, offering price and redemption price per class P share
($175,236,116 divided by 15,274,373 shares)	$11.47
Net asset value, offering price and redemption price per class R share
($8,756,638 divided by 742,487 shares)	$11.79
Net asset value, offering price and redemption price per class R5 share
($4,745,208 divided by 413,516 shares)	$11.48
Net asset value, offering price and redemption price per class R6 share
($122,586,272 divided by 10,671,996 shares)	$11.49
Net asset value, offering price and redemption price per class Y share
($213,943,716 divided by 18,634,383 shares)	$11.48

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Conservative Fund

Statement of operations Six months ended 3/31/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $82,594 from investments in affiliated issuers) (Note 5)	$7,607,738
Dividends (net of foreign tax of $91,336)	4,681,613
Securities lending (net of expenses) (Notes 1 and 5)	28,177
Total investment income	12,317,528

EXPENSES
Compensation of Manager (Note 2)	2,831,818
Investor servicing fees (Note 2)	631,024
Custodian fees (Note 2)	104,751
Trustee compensation and expenses (Note 2)	24,651
Distribution fees (Note 2)	1,140,246
Administrative services (Note 2)	18,695
Other	236,717
Total expenses	4,987,902
Expense reduction (Note 2)	(1,052)
Net expenses	4,986,850

Net investment income	7,330,678

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	27,659,023
Foreign currency transactions (Note 1)	1,660
Forward currency contracts (Note 1)	1,142,223
Futures contracts (Note 1)	(31,025,112)
Swap contracts (Note 1)	(3,393,437)
Written options (Note 1)	112,955
Net increase from payments by affiliates (Note 2)	3,047
Total net realized loss	(5,499,641)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	57,958,919
Assets and liabilities in foreign currencies	256
Forward currency contracts	521,624
Futures contracts	(9,920,277)
Swap contracts	2,102,666
Written options	(238,676)
Total change in net unrealized appreciation	50,424,512

Net gain on investments	44,924,871

Net increase in net assets resulting from operations	$52,255,549

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 97

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/21*	Year ended 9/30/20
Operations
Net investment income	$7,330,678	$16,921,078
Net realized gain (loss) on investments
and foreign currency transactions	(5,499,641)	9,697,158
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	50,424,512	44,187,885
Net increase in net assets resulting from operations	52,255,549	70,806,121
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(3,207,275)	(8,916,664)
Class B	(30,035)	(129,587)
Class C	(356,179)	(1,349,241)
Class M	—	(22,344)
Class P	(1,551,984)	(3,667,103)
Class R	(51,333)	(173,642)
Class R5	(39,567)	(120,094)
Class R6	(1,077,128)	(3,040,562)
Class Y	(1,958,658)	(5,240,388)
Net realized short-term gain on investments
Class A	(4,238,205)	—
Class B	(84,218)	—
Class C	(1,006,425)	—
Class P	(1,628,221)	—
Class R	(86,443)	—
Class R5	(44,063)	—
Class R6	(1,152,922)	—
Class Y	(2,412,103)	—
From net realized long-term gain on investments
Class A	(5,008,786)	(1,364,560)
Class B	(99,530)	(31,987)
Class C	(1,189,411)	(311,911)
Class P	(1,924,261)	(424,679)
Class R	(102,159)	(29,750)
Class R5	(52,075)	(16,121)
Class R6	(1,362,544)	(390,705)
Class Y	(2,850,668)	(647,620)
Decrease from capital share transactions (Note 4)	(34,778,218)	(47,802,203)
Total decrease in net assets	(14,036,862)	(2,873,040)

NET ASSETS
Beginning of period	1,099,076,559	1,101,949,599
End of period	$1,085,039,697	$1,099,076,559

*Unaudited.

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 99

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
March 31, 2021**	$11.22	.07	.46	.53	(.08)	(.24)	(.32)	$11.43	4.76*	$452,099	.49*	.62*	217*
September 30, 2020	10.76	.16	.55	.71	(.22)	(.03)	(.25)	11.22	6.70	447,803.98		1.47	395
September 30, 2019	10.86	.22	.18	.40	(.22)	(.28)	(.50)	10.76	3.98	472,811	1.00	2.07	173
September 30, 2018	10.79	.21	.13	.34	(.19)	(.08)	(.27)	10.86	3.17	485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	10.32	6.37	519,767	1.04[e]	1.44[e]	614
Class B
March 31, 2021**	$11.12	.03	.46	.49	(.04)	(.24)	(.28)	$11.33	4.40*	$8,056	.86*	.23*	217*
September 30, 2020	10.67	.08	.54	.62	(.14)	(.03)	(.17)	11.12	5.87	9,047	1.73	.72	395
September 30, 2019	10.77	.14	.18	.32	(.14)	(.28)	(.42)	10.67	3.24	11,609	1.75	1.31	173
September 30, 2018	10.71	.13	.12	.25	(.11)	(.08)	(.19)	10.77	2.33	15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	10.23	5.43	21,084	1.79[e]	.68[e]	614
Class C
March 31, 2021**	$11.06	.03	.45	.48	(.04)	(.24)	(.28)	$11.26	4.34*	$99,617	.86*	.25*	217*
September 30, 2020	10.61	.08	.54	.62	(.14)	(.03)	(.17)	11.06	5.92	101,750	1.73	.73	395
September 30, 2019	10.71	.14	.18	.32	(.14)	(.28)	(.42)	10.61	3.27	108,582	1.75	1.32	173
September 30, 2018	10.66	.13	.11	.24	(.11)	(.08)	(.19)	10.71	2.25	117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	10.19	5.47	129,657	1.79[e]	.68[e]	614
Class P
March 31, 2021**	$11.26	.09	.46	.55	(.10)	(.24)	(.34)	$11.47	4.93*	$175,236	.30*	.82*	217*
September 30, 2020	10.80	.20	.55	.75	(.26)	(.03)	(.29)	11.26	7.10	170,539.59		1.86	395
September 30, 2019	10.89	.26	.19	.45	(.26)	(.28)	(.54)	10.80	4.48	144,175.60		2.47	173
September 30, 2018	10.83	.25	.13	.38	(.24)	(.08)	(.32)	10.89	3.47	120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
September 30, 2016 †	10.35	.01	.01	.02	(.02)	—	(.02)	10.35	.18*	71,630	.05*	.14*	614
Class R
March 31, 2021**	$11.57	.06	.47	.53	(.07)	(.24)	(.31)	$11.79	4.56*	$8,757	.61*	.50*	217*
September 30, 2020	11.08	.14	.57	.71	(.19)	(.03)	(.22)	11.57	6.51	9,223	1.23	1.23	395
September 30, 2019	11.17	.20	.18	.38	(.19)	(.28)	(.47)	11.08	3.69	10,451	1.25	1.82	173
September 30, 2018	11.09	.19	.14	.33	(.17)	(.08)	(.25)	11.17	2.91	10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	10.60	6.05	11,033	1.29[e]	1.16[e]	614

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 101

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
March 31, 2021**	$11.26	.09	.47	.56	(.10)	(.24)	(.34)	$11.48	4.97*	$4,745	.35*	.77*	217*
September 30, 2020	10.80	.19	.55	.74	(.25)	(.03)	(.28)	11.26	6.99	4,664.70		1.77	395
September 30, 2019	10.90	.25	.18	.43	(.25)	(.28)	(.53)	10.80	4.26	5,781.71		2.36	173
September 30, 2018	10.83	.24	.14	.38	(.23)	(.08)	(.31)	10.90	3.45	5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327
September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	10.35	6.68	828	.73[e]	1.74[e]	614
Class R6
March 31, 2021**	$11.27	.09	.47	.56	(.10)	(.24)	(.34)	$11.49	5.00*	$122,586	.32*	.80 *	217*
September 30, 2020	10.81	.20	.55	.75	(.26)	(.03)	(.29)	11.27	7.04	119,654.63		1.84	395
September 30, 2019	10.90	.26	.19	.45	(.26)	(.28)	(.54)	10.81	4.42	116,456.64		2.43	173
September 30, 2018	10.84	.25	.12	.37	(.23)	(.08)	(.31)	10.90	3.40	106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	10.35	6.64	71,314	.66[e]	1.78[e]	614
Class Y
March 31, 2021**	$11.27	.09	.46	.55	(.10)	(.24)	(.34)	$11.48	4.86*	$213,944	.36*	.75*	217*
September 30, 2020	10.80	.19	.55	.74	(.24)	(.03)	(.27)	11.27	7.02	236,396.73		1.73	395
September 30, 2019	10.90	.24	.18	.42	(.24)	(.28)	(.52)	10.80	4.20	224,159.75		2.32	173
September 30, 2018	10.83	.24	.13	.37	(.22)	(.08)	(.30)	10.90	3.39	230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327
September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	10.35	6.51	177,068	.79[e]	1.68[e]	614

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 103

Notes to financial statements 3/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through March 31, 2021.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

104 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Conservative Fund 105

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

106 Dynamic Asset Allocation Conservative Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a

Dynamic Asset Allocation Conservative Fund 107

clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

108 Dynamic Asset Allocation Conservative Fund

the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable

Dynamic Asset Allocation Conservative Fund 109

to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $666,445 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $261,977 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $5,619,175 and the value of securities loaned amounted to $5,620,966.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $1,017,989,296, resulting in gross unrealized appreciation and depreciation of $189,343,980 and $25,030,814, respectively, or net unrealized appreciation of $164,313,166.

110 Dynamic Asset Allocation Conservative Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.256% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $3,047 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R

Dynamic Asset Allocation Conservative Fund 111

and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$328,217	Class R5	2,817
Class B	6,403	Class R6	30,754
Class C	75,702	Class Y	171,715
Class P	8,672	Total	$631,024
Class R	6,744

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,052 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $750, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$558,611
Class B	1.00%	1.00%	43,508
Class C	1.00%	1.00%	515,201
Class R	1.00%	0.50%	22,926
Total			$1,140,246

112 Dynamic Asset Allocation Conservative Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $37,381 from the sale of class A shares and received $1,013 and $819 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $201 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,401,502,249	$2,446,300,994
U.S. government securities (Long-term)	—	—
Total	$2,401,502,249	$2,446,300,994

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	3,342,536	$38,259,753	6,639,226	$72,074,146
Shares issued in connection with
reinvestment of distributions	1,047,747	11,979,878	918,566	9,921,588
	4,390,283	50,239,631	7,557,792	81,995,734
Shares repurchased	(4,746,147)	(54,057,084)	(11,588,070)	(125,091,264)
Net decrease	(355,864)	$(3,817,453)	(4,030,278)	$(43,095,530)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	40,603	$459,893	47,005	$511,921
Shares issued in connection with
reinvestment of distributions	16,393	185,742	13,330	142,519
	56,996	645,635	60,335	654,440
Shares repurchased	(159,212)	(1,812,824)	(335,254)	(3,611,675)
Net decrease	(102,216)	$(1,167,189)	(274,919)	$(2,957,235)

Dynamic Asset Allocation Conservative Fund 113

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	838,098	$9,456,643	1,493,794	$15,960,590
Shares issued in connection with
reinvestment of distributions	221,180	2,491,030	150,113	1,597,686
	1,059,278	11,947,673	1,643,907	17,558,276
Shares repurchased	(1,414,207)	(15,940,544)	(2,677,181)	(28,470,753)
Net decrease	(354,929)	$(3,992,871)	(1,033,274)	$(10,912,477)

			YEAR ENDED 9/30/20*
Class M			Shares	Amount
Shares sold			1,842	$19,564
Shares issued in connection with reinvestment of distributions			2,074	22,039
			3,916	41,603
Shares repurchased			(749,684)	(8,021,268)
Net decrease			(745,768)	$(7,979,665)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class P	Shares	Amount	Shares	Amount
Shares sold	22,209,084	$252,468,684	6,716,194	$73,397,737
Shares issued in connection with
reinvestment of distributions	444,859	5,104,466	377,448	4,091,782
	22,653,943	257,573,150	7,093,642	77,489,519
Shares repurchased	(22,524,253)	(256,051,918)	(5,299,782)	(57,677,250)
Net increase	129,690	$1,521,232	1,793,860	$19,812,269

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	49,519	$585,318	199,225	$2,230,485
Shares issued in connection with
reinvestment of distributions	19,846	234,036	17,430	193,941
	69,365	819,354	216,655	2,424,426
Shares repurchased	(124,320)	(1,466,191)	(362,193)	(4,095,628)
Net decrease	(54,955)	$(646,837)	(145,538)	$(1,671,202)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	19,396	$223,068	45,875	$499,997
Shares issued in connection with
reinvestment of distributions	11,825	135,705	12,572	136,215
	31,221	358,773	58,447	636,212
Shares repurchased	(31,787)	(361,185)	(179,559)	(1,942,061)
Net decrease	(566)	$(2,412)	(121,112)	$(1,305,849)

114 Dynamic Asset Allocation Conservative Fund

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,331,345	$15,291,159	4,666,484	$50,488,104
Shares issued in connection with
reinvestment of distributions	312,761	3,592,594	316,522	3,431,267
	1,644,106	18,883,753	4,983,006	53,919,371
Shares repurchased	(1,585,635)	(18,251,159)	(5,143,839)	(55,804,971)
Net increase (decrease)	58,471	$632,594	(160,833)	$(1,885,600)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,981,836	$34,033,542	8,679,853	$94,145,871
Shares issued in connection with
reinvestment of distributions	587,772	6,749,963	507,796	5,508,996
	3,569,608	40,783,505	9,187,649	99,654,867
Shares repurchased	(5,911,961)	(68,088,787)	(8,957,209)	(97,461,781)
Net increase (decrease)	(2,342,353)	$(27,305,282)	230,440	$2,193,086

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 15.2% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 3/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,149,590	$41,556,515	$40,086,930	$3,860	$5,619,175
Putnam Short Term
Investment Fund**	157,023,383	100,803,546	238,381,462	82,594	19,445,467
Total Short-term
investments	$161,172,973	$142,360,061	$278,468,392	$86,454	$25,064,642

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher

Dynamic Asset Allocation Conservative Fund 115

rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. In November 2020, this date was extended until June 30, 2023 for certain widely followed tenors (overnight and one-, three-, six-, and 12-month U.S. dollar LIBOR). LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$2,000
Purchased currency option contracts (contract amount)	$13,000,000
Written equity option contracts (contract amount)	$2,000
Written currency option contracts (contract amount)	$13,000,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$264,700,000
Centrally cleared interest rate swap contracts (notional)	$207,500,000
OTC total return swap contracts (notional)	$83,600,000
Centrally cleared total return swap contracts (notional)	$62,700,000
OTC credit default contracts (notional)	$12,600,000
Centrally cleared credit default contracts (notional)	$123,200,000
Warrants (number of warrants)	400

116 Dynamic Asset Allocation Conservative Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$5,711,592*	Payables	$1,187,057
Foreign
exchange contracts	Receivables	2,525,948	Payables	1,723,760
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,613,399*	Unrealized depreciation	5,915,150*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	2,918,137*	Unrealized depreciation	7,993,224*
Total		$12,769,076		$16,819,191

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,577,493	$1,577,493
Foreign exchange contracts	(42,827)	—	1,142,223	—	1,099,396
Equity contracts	105,915	(22,115,530)	—	(478,949)	(22,488,564)
Interest rate contracts	—	(8,909,582)	—	(4,491,981)	(13,401,563)
Total	$63,088	$(31,025,112)	$1,142,223	$(3,393,437)	$(33,213,238)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$277,368	$277,368
Foreign exchange
contracts	—	126,422	—	521,624	—	648,046
Equity contracts	3,573	(8,801)	(5,267,819)	—	1,484,285	(3,788,762)
Interest rate
contracts	—	—	(4,652,458)	—	341,013	(4,311,445)
Total	$3,573	$117,621	$(9,920,277)	$521,624	$2,102,666	$(7,174,793)

Dynamic Asset Allocation Conservative Fund 117

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 212,782	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 212,782
OTC Total return
swap contracts*#	—	2,240	—	—	262	—	—	411,190	—	762,708	—	—	—	—	—	—	—	—	1,176,400
Centrally cleared total return
swap contracts§	—	—	33,896	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	33,896
OTC Credit
default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default contracts —
protection purchased*#	—	—	—	—	—	257,943	392,585	349,457	—	—	206,098	88,533	183,801	—	—	—	—	—	1,478,417
Centrally cleared credit
default contracts§	—	—	2,233,965	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,233,965
Futures contracts§	—	—	—	882,040	—	—	—	—	—	—	148,304	—	—	—	—	—	—	—	1,030,344
Forward currency contracts#	8,902	35,178	—	—	177,341	—	46,731	529,364	68,002	209,822	—	—	65,175	165,586	717,154	234,771	240,227	27,695	2,525,948
Purchased options**#	—	—	—	—	119,764	—	—	—	—	—	—	—	—	—	—	—	—	—	119,764
Total Assets	$8,902	$37,418	$2,480,643	$882,040	$297,367	$257,943	$439,316	$1,290,011	$68,002	$972,530	$354,402	$88,533	$248,976	$165,586	$717,154	$234,771	$240,227	$27,695	$8,811,516
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	236,806	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	236,806
OTC Total return
swap contracts*#	—	203	—	—	—	—	—	20,690	—	—	1,649	—	—	—	—	—	—	—	22,542
Centrally cleared total return
swap contracts§	—	—	98,483	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	98,483
OTC Credit
default contracts —
protection sold*#	28,817	—	—	—	—	244,603	64,715	626,699	—	—	115,209	12,389	94,625	—	—	—	—	—	1,187,057
OTC Credit
default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	2,061,847	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,061,847
Futures contracts§	—	—	—	1,248,218	—	—	—	—	—	—	539,281	—	—	—	—	—	—	—	1,787,499
Forward currency contracts#	94,090	111,185	—	—	—	—	27,914	60,934	106,539	110,198	—	—	473,228	124,719	104,415	192,914	168,873	148,751	1,723,760
Written options#	—	—	—	—	32,895	—	—	—	—	—	—	—	—	—	—	—	—	—	32,895
Total Liabilities	$122,907	$111,388	$2,397,136	$1,248,218	$32,895	$244,603	$92,629	$708,323	$106,539	$110,198	$656,139	$12,389	$567,853	$124,719	$104,415	$192,914	$168,873	$148,751	$7,150,889

118 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 119

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total Financial and
Derivative Net Assets	$(114,005)	$(73,970)	$83,507	$(366,178)	$264,472	$13,340	$346,687	$581,688	$(38,537)	$862,332	$(301,737)	$76,144	$(318,877)	$40,867	$612,739	$41,857	$71,354	$(121,056)	$1,660,627
Total collateral
received (pledged)†##	$(30,000)	$—	$—	$—	$260,000	$13,340	$340,000	$530,000	$—	$862,332	$110,000	$76,144	$(231,977)	$—	$612,739	$—	$71,354	$—
Net amount	$(84,005)	$(73,970)	$83,507	$(366,178)	$4,472	$—	$6,687	$51,688	$(38,537)	$—	$(411,737)	$—	$(86,900)	$40,867	$—	$41,857	$—	$(121,056)
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$—	$260,000	$90,000	$340,000	$530,000	$—	$1,000,000	$110,000	$121,627	$—	$—	$623,753	$—	$130,000	$—	$3,205,380
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(30,000)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(132,987)	$—	$(231,977)	$—	$—	$—	$—	$—	$(394,964)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $19,019,891 and $7,883,625, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

120 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 121

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

122 Dynamic Asset Allocation Conservative Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Conservative Fund 123

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

124 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2021